                            SCHEDULE 14A INFORMATION

                   PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to sec.240.14a-12

                       ATLAS AIR WORLDWIDE HOLDINGS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4)  Proposed maximum aggregate value of transaction:

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     (5)  Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

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     (2)  Form, Schedule or Registration Statement No.:

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     (3)  Filing Party:

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     (4)  Date Filed:

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

                                [ATLAS AIR LOGO]

                       ATLAS AIR WORLDWIDE HOLDINGS, INC.
                            2000 WESTCHESTER AVENUE
                         PURCHASE, NEW YORK 10577-2543

                                                                     May 3, 2001

Dear Stockholder:

     On behalf of the Board of Directors, I cordially invite you to attend the Annual Meeting of Stockholders of Atlas Air Worldwide Holdings, Inc. The Annual Meeting will be held on Monday, June 4, 2001 at 10:00 a.m. EDT, in the West Room of Reid Castle at Manhattanville College, 2900 Purchase Street, Purchase, New York 10577.

     The business to be conducted at the meeting is outlined in the attached Notice of Annual Meeting and Proxy Statement. In addition, members of management will report on the Company's operations and answer stockholder questions.

     It is important that your shares be represented at the meeting whether or not you plan to attend. Accordingly, we request your cooperation by promptly signing, dating and mailing the enclosed proxy in the envelope provided for your convenience. If you attend the meeting and wish to vote in person, you may revoke your proxy at that time.

                                            Sincerely,

                                            /s/ BRIAN H. ROWE
                                            BRIAN H. ROWE
                                            Chairman of the Board

                       ATLAS AIR WORLDWIDE HOLDINGS, INC.
                            2000 WESTCHESTER AVENUE
                         PURCHASE, NEW YORK 10577-2543

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                                                     May 3, 2001

To the Stockholders of ATLAS AIR WORLDWIDE HOLDINGS, INC.:

     The Annual Meeting of Stockholders of Atlas Air Worldwide Holdings, Inc. (the "Company"), the recently formed holding company for Atlas Air, Inc. will be held on Monday, June 4, 2001 at 10:00 a.m. EDT, in the West Room of Reid Castle at Manhattanville College, 2900 Purchase Street, Purchase, New York 10577, for the following purposes:

          (i) to elect a Board of Directors to serve until the next Annual Meeting of Stockholders and until their successors are elected and qualified;

          (ii) to approve the adoption and assumption of the Company's 1995 Long Term Incentive and Share Award Plan;

          (iii) to approve the adoption and assumption of the Company's Employee Stock Purchase Plan;

          (iv) to approve the appointment of Arthur Andersen LLP as independent auditors of the Company for fiscal year 2001; and

          (v) to transact such other business as may properly come before the meeting.

     The record date for stockholders entitled to notice of, and to vote at, the Annual Meeting or at any adjournment thereof is the close of business on April 25, 2001.

     A copy of Atlas Air, Inc.'s Annual Report on Form 10-K (the "Form 10-K"), as filed with the Securities and Exchange Commission (the "SEC") for the year ended December 31, 2000, is enclosed.

     Your vote is important. If you do not expect to be present at the meeting and wish your stock to be voted, please sign and date the enclosed proxy and mail it promptly in the enclosed reply envelope addressed to Computershare Trust Company, Inc., Attention: Proxy Department, 12039 West Alameda Parkway, Suite Z-2, Lakewood, Colorado 80228.

                                          By Order of the Board of Directors,

                                          /s/ DAVID BRICTSON
                                          DAVID BRICTSON
                                          Secretary

                       ATLAS AIR WORLDWIDE HOLDINGS, INC.
                            2000 WESTCHESTER AVENUE
                         PURCHASE, NEW YORK 10577-2543

                            PROXY STATEMENT FOR THE
                      2001 ANNUAL MEETING OF STOCKHOLDERS
                            ------------------------

                     SOLICITATION AND REVOCATION OF PROXIES

     The accompanying proxy, being mailed to stockholders on or about May 3, 2001, is solicited by the Board of Directors of Atlas Air Worldwide Holdings, Inc., the recently formed holding company for Atlas Air, Inc., for use at the Annual Meeting of Stockholders (the "Meeting") to be held on Monday, June 4, 2001. A copy of Atlas Air, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2000 is being furnished to each stockholder with this Proxy Statement. If a proxy is received before the Meeting, the shares represented by it will be voted unless the proxy is revoked by written notice prior to the Meeting or by voting by ballot at the Meeting. If matters other than those set forth in the accompanying Notice of Annual Meeting are presented at the Meeting for action, the proxy holders will vote the proxies in accordance with their best judgment.

     The cost of soliciting proxies in the form enclosed will be borne by us. In addition to the solicitation by mail, proxies may be solicited personally, or by telephone, or by our employees. In addition, we may reimburse brokers holding Common Stock in their names or in the names of their nominees for their expenses in sending proxy material to the beneficial owners of such Common Stock.

     Effective February 16, 2001, Atlas Air, Inc. completed a reorganization, whereby Atlas Air Worldwide Holdings, Inc., a Delaware corporation, became the holding company for Atlas Air, Inc. (the "Reorganization"). The Reorganization was effected by a merger conducted pursuant to Section 251(g) of the General Corporation Law of the State of Delaware, which permits formation of a holding company structure without a vote of the stockholders. By virtue of the Reorganization, Atlas Air, Inc. became a direct, wholly owned subsidiary of Atlas Air Worldwide Holdings, Inc., and all of Atlas Air, Inc.'s outstanding capital stock was converted, on a share-for-share basis, into capital stock of Atlas Air Worldwide Holdings, Inc. Immediately following the Reorganization, Atlas Air Worldwide Holdings, Inc. represented the same consolidated financial position and total enterprise value as Atlas Air, Inc. prior to the Reorganization. References to the "Company," "Atlas Air," "we," "us" or "our" in this Proxy Statement refer to Atlas Air Worldwide Holdings, Inc., as successor to Atlas Air, Inc., as of February 16, 2001, and to Atlas Air, Inc. through February 15, 2001.

              STOCKHOLDERS ENTITLED TO VOTE AND SHARES OUTSTANDING

     Only stockholders of record at the close of business on April 25, 2001 will be entitled to vote at the Meeting. On that date there were 38,227,922 shares of the Common Stock of the Company (the "Common Stock") outstanding and entitled to vote at the Meeting. Each share is entitled to one vote. The presence at the Meeting in person or by proxy of the holders of a majority of the outstanding shares of Common Stock entitled to vote shall constitute a quorum for the transaction of business. If no choice has been specified, the shares will be voted FOR the election of the Board of Directors to serve until the next Annual Meeting of Stockholders and until their successors are elected and qualified, FOR the approval of the Company's 1995 Long Term Incentive and Share Award Plan, FOR the approval of the Company's Employee Stock Purchase Plan, and FOR the approval of the appointment of Arthur Andersen LLP as independent auditors of the Company for the fiscal year 2001. Proxies marked as abstaining (including proxies containing broker non-votes) on any matter to be acted upon by stockholders will be treated as present at the meeting for purposes of determining a quorum but will not be counted as votes cast on such matters.

ITEM 1.  ELECTION OF DIRECTORS

     Ten directors are to be elected at the Meeting, each director to hold office until the next Annual Meeting of Stockholders and until his or her successor is elected and qualified. The persons named as proxies on the enclosed proxy have been designated by the Board of Directors and intend to vote, unless otherwise directed, for the nominees listed below. Those persons elected to serve as directors of the Company will also be elected by the Company to serve as directors of Atlas Air, Inc.

     The Board of Directors has no reason to believe that any of the nominees for the office of director will be unavailable for election as a director. However, if at the time of the Meeting any of the nominees should be unable or decline to serve, the persons named in the proxy will vote for such substitute nominees, vote to allow the vacancy created thereby to remain open until filled by the Board of Directors, or vote to reduce the number of directors for the ensuing year, as the Board of Directors recommends. In no event, however, can the proxy be voted to elect more than ten directors. The election of the nominees to the Board of Directors requires the affirmative vote of a plurality of the shares held by stockholders present at the Meeting in person or by proxy.

INFORMATION WITH RESPECT TO NOMINEES

     The following information sets forth the name and age of each nominee, all other positions or offices, if any, now held by him or her with the Company and his or her principal occupation during the past five years.

     Berl Bernhard, 71, has been a member of our Board of Directors since October 28, 1997. He has been a member of the Washington-based law firm of Verner, Liipfert, Bernhard, McPherson and Hand since 1960 and has served as its Chairman since 1982. He was nominated by President Kennedy and confirmed by the Senate in 1961 to serve as Staff Director of the U.S. Commission on Civil Rights. He was Special Advisor to Secretary of State Dean Rusk and Under Secretary of State W. Averell Harriman (1963-65), and was Senior Advisor to Secretary of State Edmund S. Muskie (1980-81). He also served as a Trustee of Dartmouth College (1974-1984). He has served as special counsel to the Trustee of Eastern Airlines and the Chairman of Northwest Airlines. He served as Trustee of the Federal City Council from 1988 to 1992. Mr. Bernhard served as Chairman of the Aspen Institute from 1991 to 1996 as well as Chairman of its Executive Committee. He was a director of Uniroyal Chemical Company, Inc. and UNC Inc.

     Linda Chowdry, 52, has been a member of our Board of Directors since February 9, 2001. She is the widow of Michael Chowdry, the Company's founder. She is President of the Chowdry Family Foundation, a non-profit organization and serves on the Board of Directors of the Aspen Institute, Colorado Academy, a private school, and Horizons, a philanthropic group aiding at-risk children.

     Lawrence W. Clarkson, 62, has been a member of our Board of Directors since May 13, 1997. He was President of Boeing Enterprises from February 1997 until his retirement on February 1, 1999, where he was responsible for establishing and directing new airplane-related business acquisitions, joint ventures and other relationships outside of the traditional business scope of The Boeing Company ("Boeing"). Since April 1992 until his retirement on February 1, 1999, he was also a Senior Vice President of Boeing. He previously held various management and executive positions with Boeing after he joined that company in 1987. Prior to that, for twenty years he held various management and executive positions with Pratt & Whitney. He serves as Vice Chairman of the National Bureau of Asian Research, Chairman of the United States Pacific Economic Cooperation Committee and as a Director of Avnet, Inc. Formerly, he served as Chairman of the National Center for APEC, a Director of the U.S.-China Business Council, a member of the Executive Committee of the National Association of Manufacturers and as a Director of the Atlantic Council. He also serves on the U.S.-Japan Joint High Level Advisory Panel and is a member of the Council on Foreign Relations, the Pacific Council on International Policy and the National Research Council -- Committee on Japan.

     Richard A. Galbraith, 62, was Treasurer of British Airways, from 1983 until his retirement in 1998, with responsibility for creating a professional treasury and tax organization capable of handling and assessing the risks and needs of a major international airline emerging from the public sector into the private sector. He also served as deputy chairman of the British Airways pension funds and was a director of British Airways offshore captive Bermuda insurance company. Prior to joining British Airways, Mr. Galbraith worked as treasurer and subsequently manager of oil and financial services from 1971 to 1983 for P&O Group. He qualified as a chartered accountant with Peat Marwick Mitchell in London and is a fellow of the Association of Corporate Treasurers.

     Stephen A. Greene, 60, has been a member of our Board of Directors since February 9, 2001. He has been a partner of the New York based law firm of Cahill Gordon & Reindel since 1972, which law firm has represented the Company since 1994. He also serves as a director of The Transportation Group (Capital) Ltd.

     David K.P. Li, 61, has been a member of our Board of Directors since April 16, 1998. He has been Chairman of the Bank of East Asia, Limited since 1997 and a Director and Chief Executive of the Bank of East Asia, Limited since 1981. He is a Director of Campbell Soup Company, CATIC Shenzhen Holdings Limited, Chelsfield Plc., China Merchants China Direct Investments Limited, China Overseas Land & Investment Limited, Dow Jones & Company, Inc., The Hong Kong and China Gas Company Limited, The Hong Kong and Shanghai Hotels, Limited, Hong Kong Interbank Clearing Limited, The Hong Kong Mortgage Corporation Limited, Pacific Century Cyberworks Limited, Jones Lang LaSalle Incorporated, New World Infrastructure Limited, PowerGen Plc., San Miguel Brewery Hong Kong Limited, Sime Darby Berhad and Sime Darby Hong Kong Limited, South China Morning Post (Holdings) Limited and Vitasoy International Holdings Limited. Mr. Li also serves on the international advisory boards of Carlos P. Romulo Foundation for Peace and Development, Daimler Chrysler, Federal Reserve Bank of New York's International Capital Markets Advisory Committee, Lafarge, PowerGen and Rolls-Royce Plc.

     James T. Matheny, 61, has been President and Chief Operating Officer since January 2001 and a member of our Board of Directors since October, 2000. From February 1999 to January 2001, he was Executive Vice President -- Operations Development of Atlas Air, Inc. From December 1992 to February 1999 he served as Senior Vice President -- Operations of Atlas Air, Inc. From 1991 to 1992, he was Director -- Quality Assurance and subsequently, Vice President -- Maintenance and Engineering for Eastern Airlines, Inc. From 1961 to 1991, he served in the United States Navy, rising to Commanding Officer of an aircraft squadron, two air wings and an aircraft carrier, and Operations Officer of the Seventh Fleet, based in Japan.

     Brian H. Rowe, 69, has been Chairman of the Board of Directors since January 2001 and a member of our Board of Directors since March 1995. He retired as Chairman of the General Electric Aircraft Engines division of the General Electric Company in January 1995, a position he held since September 1993, where he was in charge of world-wide sales of GE engines. Prior to that, he held various management and executive positions with General Electric, which he joined in 1957, including President and CEO of General Electric Aircraft Engines and Senior Vice President of the General Electric Company (from 1979 to 1993), Vice President and General Manager of the Aircraft Engineering Division (from 1976 to 1979), Vice President and General Manager of the Airline Programs Division (from 1974 to 1976) and Vice President and General Manager of the Commercial Engine Projects Division (from 1972 to 1974). Mr. Rowe is Chairman of AeroEquity, Inc. and serves as a director of Convergis, Textron B/E Aerospace and ACBMA 5th/3rd Bank.

     Richard H. Shuyler, 54, has been Chief Executive Officer since January 2001 and a member of our Board of Directors since March 1995. From February 1998 until January 2001, Mr. Shuyler was Atlas Air, Inc.'s Executive Vice
President -- Strategic Planning and Treasurer. From June 1994 to February 1998, he was Senior Vice President -- Finance, Chief Financial Officer and Treasurer of Atlas Air, Inc. From January 1993 to June 1994, he was Senior Vice
President -- Finance and Chief Financial Officer at Trans World Airlines, Inc. From 1975 to 1992, he held various management and executive positions with Continental Airlines, Inc., and various of its affiliates and corporate predecessors, including Texas International Airlines, Inc., Texas Air Corporation and New York Air, serving as Senior Vice President -- Finance and Chief Financial Officer at those entities. He also serves on the Board of Trustees of Colorado Academy and on the Board of Directors of the Air Transport Association.

     Ronald B. Woodard, 58, was President of the Boeing Commercial Airline Group of The Boeing Company from 1995 to 1998 with responsibility for marketing and launching Boeing's 777-300, 757-300, 767-400 and 737-900 aircraft, as well as Boeing's initiation into the executive business jet marketplace through launching of the 737 Business Jet. From 1991 to 1994, he served as Vice President and General Manager of the Renton Division of Boeing responsible for the design, development and production of all Boeing narrow-bodied aircraft. He previously held various management and executive positions with Boeing after he joined the company in 1966 as a structural engineer. Since his retirement from Boeing in 1998, he founded and is currently President, Chief Executive Officer and Director of MagnaDrive Corporation, engaged in creating new engine technology applications for industrial equipment. Mr. Woodard served on the board of directors of Burlington Northern Santa Fe Railroad from 1995 to 2001. He is chairman of the Seattle Symphony Orchestra and Trustee of the University of Puget Sound and is a Fellow of the Royal Aeronautical Society.

                   THE BOARD OF DIRECTORS RECOMMENDS THAT YOU
                   VOTE FOR THE ELECTION OF EACH NOMINEE FOR
                             DIRECTOR NAMED ABOVE.

EXECUTIVE OFFICERS

     The following table sets forth as of the date hereof the executive officers of Atlas Air Worldwide Holdings, Inc.

NAME                                                            POSITION(S)
----                                                            -----------
Richard H. Shuyler...........................  Chief Executive Officer and Treasurer
James T. Matheny.............................  President and Chief Operating Officer
Thomas G. Scott..............................  Senior Vice President and General Counsel
Stuart G. Weinroth...........................  Vice President and Controller

     For biographical information about Messrs. Shuyler and Matheny see "Information With Respect to Nominees."

     Thomas G. Scott, 51, has been Senior Vice President and General Counsel since July 1998. Prior to his employment with us and since 1980, Mr. Scott was employed with United Parcel Service Co., where he served in a variety of positions, including Vice President and Chief Legal Officer, with primary responsibility for managing the airline legal department including aircraft acquisitions, airport projects and international expansion.

     Stuart G. Weinroth, 35, has been Vice President and Controller since July 31, 2000. From 1997 to 2000, Mr. Weinroth was Director of Financial Planning and Analysis. Prior to joining the Company, Mr. Weinroth was with United Airlines, Inc., where he held the positions of Business Manager, Maintenance Division, and Senior Analyst, Financial Planning and Analysis.

      SHARE OWNERSHIP OF DIRECTORS, OFFICERS AND CERTAIN BENEFICIAL OWNERS

     Set forth in the following table is the beneficial ownership of Common Stock as of April 17, 2001 for (i) each person (or group of affiliated persons) known to the Company to be the beneficial owner of more than 5% of Common Stock,
(ii) all Directors, (iii) each of the Company's and its subsidiaries' five most highly compensated executive officers, including the Company's Chief Executive Officer (the "Named Executive Officers"), and (iv) all Directors and Named Executive Officers as a group.

                                                                NUMBER OF SHARES      PERCENT OF
                                                                 OF COMMON STOCK      OUTSTANDING
NAME                                                          BENEFICIALLY OWNED(1)     SHARES
----                                                          ---------------------   -----------
Estate of Michael A. Chowdry(2).............................       18,200,843             47%
Richard H. Shuyler..........................................          290,548              1%
James T. Matheny............................................          186,157              *
Stanley G. Wraight..........................................           53,578              *
Thomas G. Scott.............................................           12,915              *
Berl Bernhard...............................................           22,065              *
Linda Chowdry(3)............................................          295,592              1%
Lawrence W. Clarkson........................................           17,138              *
Stephen A. Greene...........................................            3,267              *
David K.P. Li...............................................           18,615              *
David T. McLaughlin.........................................           31,043              *
Brian Rowe..................................................           39,262              *
All Directors and Executive Officers as a Group.............       19,177,803             49%
Wellington Management Company, LLP..........................        2,963,732(4)           8%

---------------

 * Represents less than 1% beneficial ownership.

(1) Unless otherwise indicated, ownership means sole voting and investment power. As to each person or group named in the table, the table includes the following shares issuable upon the exercise of options that are exercisable within 60 days from April 17, 2001: Estate of Michael A. Chowdry -- 503,490 shares; Mr. Shuyler -- 278,618 shares; Mr. Matheny -- 186,157 shares; Mr. Wraight -- 46,500 shares; Mr. Scott -- 7,500 shares; Mr. Bernhard -- 10,500 shares; Ms. Chowdry -- 3,000; Mr. Clarkson -- 12,000 shares; Mr.
    Greene -- 3,000; Mr. Li -- 12,000 shares; Mr. McLaughlin -- 13,500; Mr.
    Rowe -- 13,500 shares; and all directors and executive officers as a group -- 1,089,715 shares.

(2) The Estate of Michael A. Chowdry (the "Estate") results from the death of Mr. Chowdry on January 24, 2001. On January 30, 2001, Linda Chowdry, John S. Blue and Wells Fargo Bank, N.A. (the "Bank"), became the personal representatives of the Estate. The Bank had delegated to Linda Chowdry and John S. Blue (the "Personal Representatives") all rights and powers of the Bank with respect to the Common Stock of the Company. The Estate and Personal Representatives beneficially owned, as of January 31, 2001, 18,200,843 shares of Common Stock representing 47% of the outstanding Common Stock. This number of shares includes 8,870,902 shares held by the Estate, options held by the Estate to acquire 503,440 shares of Common Stock (which options are fully vested and exercisable), 1,755,000 shares held by Chowdry, Inc. and 7,071,501 shares held by Chowdry Limited Partnership. At January 31, 2001, Chowdry, Inc. beneficially owned 8,826,501 shares of Common Stock representing 23.1% of the outstanding Common Stock. At January 31, 2001, Chowdry Limited Partnership, a Wyoming limited partnership, beneficially owned 7,071,501 shares of Common Stock representing 18.5% of the shares of Common Stock. The Estate has the sole power to vote and dispose of 18,200,843 shares of Common Stock. The Personal Representatives have shared power with each other to vote and dispose of 18,200,843 shares of Common Stock. The Estate and the Personal Representatives have these powers as to shares of Common Stock owned by Chowdry, Inc. and the Chowdry Limited Partnership because the Estate owns 100% of the outstanding stock of Chowdry, Inc. which in turn manages Chowdry Limited Partnership. Chowdry, Inc. and Chowdry Limited Partnership have the sole power to vote and dispose of the Common Stock beneficially owned by them.

(3) Does not include 18,200,843 shares of Common Stock as to which Ms. Chowdry shares the power to vote and to dispose of as described in Note 2 above. Includes 292,500 shares of Common Stock owned by the Chowdry Family Foundation, a non-profit corporation. Ms. Chowdry is one of the Foundation's directors and officers and may be deemed to share the power to vote and dispose of these shares; however, one person other than Ms. Chowdry has been given the authority by the Foundation's Board of Directors to determine whether any disposition of these shares is to be made.

(4) These numbers are based upon currently available public information and represents beneficial ownership as of December 31, 2000.

               BOARD OF DIRECTORS' MEETINGS, COMMITTEES AND FEES

     The Board of Directors of Atlas Air, Inc. held four meetings during 2000. Each incumbent director attended at least 75% of the aggregate of the total number of meetings of the Board of Directors and the total number of meetings held by all committees of the Board of Directors on which the director served during 2000 (including in the case of each director for purposes of this calculation only such committee and Board meetings as occurred after such director commenced service on the Board of Directors).

     The Board of Directors has a standing Compensation Committee and a standing Audit Committee. The membership of these committees is determined from time to time by the Board.

     The Compensation Committee, which in 2000 consisted of Michael A. Chowdry, Brian Rowe and Lawrence W. Clarkson, held one meeting during 2000. The Compensation Committee administers the Company's and its subsidiaries' executive compensation programs and also administers the Employee Stock Purchase Plan and the portion of our 1995 Long Term Incentive and Share Award Plan (the "1995 Stock Option Plan") applicable to employees. The Independent Subcommittee of the Compensation Committee, which consists of Mr. Rowe and Mr. Clarkson, issues options and determines the bonuses, if any, given to officers.

     The Audit Committee consisted of two outside directors in 2000, Brian Rowe and David T. McLaughlin, who were not officers of or employees of the Company or its subsidiaries. These directors are, in the opinion of the Board, "independent" (as defined under the standards of New York Stock Exchange) of management and free of any relationship that would interfere with their exercise of independent judgment as members of the Audit Committee. The Audit Committee held four meetings during 2000. In addition, it has been our practice to provide detailed financial information at each meeting of the Board of Directors. The principal functions of the Audit Committee are to review the scope of the annual audit and the annual audit report of the independent auditors, recommend the firm of independent auditors to perform such audits, consider non-audit functions proposed to be performed by the independent auditors, review the functions performed by the internal audit staff, ascertain whether the recommendations of auditors are satisfactorily implemented and recommend such special studies or actions which the Committee deems desirable. Our Board of Directors has recently adopted a written charter for the Audit Committee, a copy of which is included as Appendix A.

     Our non-employee directors receive $12,500 on a quarterly basis for their services, and receive $2,500 for each Board meeting attended in person. We reimburse non-employee directors for out-of-pocket travel expenditures relating to their service on the Board. Under our Director Stock Plan (the "Director Plan"), non-employee directors receive 25% of their quarterly compensation in Common Stock and the balance is payable in Common Stock or cash (or a combination of Common Stock and cash) at the non-employee director's election. If a non-employee director elects at the commencement of any quarter to receive his quarterly remuneration, or a portion thereof, in Common Stock, the number of shares received is determined by dividing the average price for the date immediately preceding the first meeting of directors of each quarter for which compensation is to be paid (or if no meeting is held in the quarter, then the last day of such quarter) into the amount of compensation earned for the quarter which the non-employee director chooses not to receive in cash.

     Non-employee directors receive options to purchase 3,000 shares of Common Stock upon their initial election or appointment to the Board at an exercise price equal to the fair market value of the Common Stock at the time of such election or appointment, and all non-employee directors receive options to purchase 3,000 shares of Common Stock on August 16 of each year. In addition, the Board of Directors, in its discretion, may grant additional options to purchase Common Stock to non-employee directors upon such terms and at such times as it may deem appropriate.

     As Chairman of the Board and Chairman of the Executive Committee of the Board of Directors, Brian Rowe receives annual compensation of $150,000. On February 15, 2001, Mr. Rowe was granted (a) options to purchase 70,000 shares of Common Stock at an exercise price of $28.85, the closing price on February 14, 2001, vesting on February 15, 2006, or earlier upon death, disability or retirement; (b) options to purchase 15,000 shares at an exercise price of $28.85, the closing price on February 14, 2001, vesting one quarter per year beginning February 15, 2002, or earlier upon death, disability or retirement.

     As a member of the Executive Committee of the Board of Directors, Linda Chowdry receives annual compensation of $50,000.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers and directors and persons who own more than 10% of a registered class of our equity securities to file initial reports of ownership and changes in ownership with the SEC and to furnish copies of these reports to the Company. Based on a review of these reports and written representations from our directors and officers regarding the necessity of filing a report, we believe that during 2000 all filing requirements were met on a timely basis, except that Berl Bernhard, Lawrence Clarkson, David Li and Brian Rowe failed to timely file Form 4s.

            COMPENSATION COMMITTEE INTERLOCKS, INSIDER PARTICIPATION
                            AND CERTAIN TRANSACTIONS

     The members of the Compensation Committee in 2000 were Messrs. Rowe, Chowdry and Clarkson. Mr. Chowdry was the Chairman of the Board, Chief Executive Officer and President of the Company.

     A loan was extended in June 1996 to an executive officer for the purpose of constructing a residence for which the remaining balance is $250,000, bearing interest of approximately 5.9%. In February 1998, we extended a two year loan for approximately $147,000, bearing interest at a rate of approximately 5.5%, to an executive officer, which loan was repaid in January 2000. In June 1998 and March 1999, interest-free demand loans of $100,000 and $65,500, respectively, were extended to an executive officer, which loans will be forgiven if such employee remains in Atlas' employ through June 15, 2003. In December 1999, we extended two interest-free bridge loans of $150,000 and $25,000 to an executive officer for the purpose of relocating that officer's residence from Colorado to New York, which loans were repaid in January 2001. As of December 31, 2000 the outstanding balance of executive officer demand loans, including accrued interest, was approximately $590,500.

     Mr. Bernhard is a partner of the law firm Verner, Liipfert, Bernhard, McPherson and Hand, which rendered legal services to us in 2000 and is expected to provide legal services to us in 2001.

     Mr. Greene is a partner of the law firm Cahill Gordon & Reindel, which rendered legal services to us in 2000 and is expected to provide legal services to us in 2001.

     Mr. Li is Chairman and Chief Executive of The Bank of East Asia, Limited, which entered into a consulting agreement with the Company. The Bank of East Asia, Limited receives an annual retainer pursuant to such agreement.

     In September 2000, the Company terminated an agreement with Mr. Chowdry, the Company's former Chairman of the Board of Directors, President and CEO, which had provided for a sharing of the acquisition and financing costs of the Boeing Business Jet ("BBJ") used to transport Company executives on business trips throughout the world. The effect of the termination agreement was to release Mr. Chowdry from his obligations to share in the acquisition and financing costs of the BBJ in return for Mr. Chowdry's releasing the Company of its obligation to share with Mr. Chowdry the net proceeds, if any, resulting from the disposition of the BBJ. The BBJ was sold to a third party in March 2001.

                             EXECUTIVE COMPENSATION

     The following table sets forth, for 2000, 1999 and 1998, the compensation of the Named Executive Officers for services rendered to the Company and its subsidiaries in all capacities during each of the last three fiscal years.

                           SUMMARY COMPENSATION TABLE

                                                                                       LONG-TERM
                                                                                  COMPENSATION AWARDS
                                             ANNUAL COMPENSATION                -----------------------
                                ---------------------------------------------   RESTRICTED   SECURITIES
                                                               OTHER ANNUAL       STOCK      UNDERLYING    ALL OTHER
NAME AND POSITION               YEAR   SALARY(1)    BONUS     COMPENSATION(2)   AWARDS(3)     OPTIONS     COMPENSATION
-----------------               ----   ---------   --------   ---------------   ----------   ----------   ------------
Michael A. Chowdry............  2000   $643,740    $439,934     $   56,763       $183,761      56,250       $      0
  Chairman of the Board, Chief  1999    643,739     143,140         60,011        170,416      56,250              0
  Executive Officer and
  President(4)                  1998    644,226     193,125         51,523              0     337,500              0
Richard H. Shuyler............  2000    315,351     106,785      5,265,413(6)      89,204     122,500              0
  Executive Vice President --   1999    314,073      69,485         17,099         82,736      22,500              0
  Strategic Planning,
  Treasurer                     1998    283,626      93,750         17,099              0     135,000        524,654(7)
  and Director(5)
James T. Matheny..............  2000    281,250      96,104         60,755         72,272      22,500              0
  Executive Vice President --   1999    272,035      68,790      1,322,086         52,136      60,000              0
  Operations Development(8)     1998    220,521      72,188          9,767              0      90,000              0
Stanley G. Wraight............  2000    250,000     105,714        284,160         64,242      15,000              0
  Senior Vice President --      1999    250,000      61,147         26,279         59,580      15,000              0
  Marketing(9)                  1998    227,468      82,500         23,384              0      90,000              0
Thomas G. Scott...............  2000    218,750      98,666        333,765         56,212      15,000              0
  Senior Vice President --      1999    196,875      53,504         29,355         26,068      15,000              0
  General Counsel(10)           1998     90,865      36,094          9,675              0      75,000              0

---------------
 (1) Includes amounts paid under the Profit Sharing Plan.

 (2) Represents compensation derived from the exercise of stock options, the furnishing of Company-owned automobiles, relocation cost reimbursements and other personal benefits.

 (3) As to each person named in the table, the table includes the following shares of restricted stock, which vest on December 31, 2001, generally subject to continued employment with the Company through that date: Mr. Shuyler -- 2,766 shares; Mr. Matheny -- 2,241 shares; Mr. Wraight -- 1,992 shares; and Mr. Scott -- 1,743 shares. As to Mr. Chowdry, the table includes 5,698 shares of restricted stock which vested upon his death.

 (4) On January 24, 2001, a private jet piloted by Mr. Chowdry crashed, resulting in his death and the death of a passenger.

 (5) Mr. Shuyler commenced employment with the Company on June 26, 1994. Mr. Shuyler served as Chief Financial Officer and Senior Vice
     President -- Finance until February 17, 1998. Mr. Shuyler served as Executive Vice President -- Strategic Planning, Treasurer until January, 2001, at which time he assumed his current position as Chief Executive Officer and Treasurer.

 (6) This amount includes options exercised by Rubicon Investments, LLC, a limited liability company, controlled by Mr. Shuyler and his wife. Such options were transferred to Rubicon by Mr. Shuyler prior to exercise.

 (7) In May 1998 the Company forgave $500,000 of the principal, plus accrued interest, of a $750,000 loan extended to Mr. Shuyler.

 (8) Mr. Matheny served as Senior Vice President -- Operations until February 22, 1999. Mr. Matheny served as Executive Vice President -- Operations Development until January, 2001, at which time he assumed his current position as President and Chief Operating Officer.

 (9) Mr. Wraight commenced employment with Atlas Air, Inc. on September 1, 1997.

(10) Mr. Scott commenced employment with the Company on June 22, 1998.

     The following table sets forth information with respect to grants of stock options to each of the Named Executive Officers during the year ended December 31, 2000.

                             OPTION GRANTS IN 2000

                                                                                 POTENTIAL REALIZABLE VALUE
                           NUMBER OF    PERCENTAGE OF                              AT ASSUMED ANNUAL RATES
                           SECURITIES   TOTAL OPTIONS                            OF STOCK PRICE APPRECIATION
                           UNDERLYING    GRANTED TO     EXERCISE                     FOR OPTION TERM(1)
                            OPTIONS     EMPLOYEES IN      PRICE     EXPIRATION   ---------------------------
NAME                        GRANTED      FISCAL 2000    PER SHARE      DATE           5%            10%
----                       ----------   -------------   ---------   ----------   ------------   ------------
Michael A. Chowdry.......    56,250         6.1%         $34.00      6/21/10      $1,202,761     $3,048,032
Richard H. Shuyler.......    22,500          2.4          34.00      6/21/10         481,104      1,219,213
James T. Matheny.........    22,500          2.4          34.00      6/21/10         481,104      1,219,213
Stanley G. Wraight.......    15,000          1.6          34.00      6/21/10         320,736        812,809
Thomas G. Scott..........    15,000          1.6          34.00      6/21/10         320,736        812,809

---------------

(1) The potential realizable value uses the hypothetical rates specified by the Securities and Exchange Commission and is not intended to forecast future appreciation, if any, of the Company's stock price. The Company did not use an alternative formula for this valuation as the Company is not aware of any formula which will determine with reasonable accuracy a present value based on future unknown or volatile factors. In fact, the Company disavows the ability of this or any other valuation model to predict or estimate the Company's future stock price or to place a reasonably accurate present value on the stock options because all models depend on assumptions about the stock's future price movement, which is unknown. The value indicated is a net amount, as the aggregate exercise price has been deducted from the final appreciated value.

     The following table sets forth information with respect to each of the Named Executive Officers concerning the value of all exercised and unexercised stock options of such individuals at December 31, 2000.

              AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                          AND FY-END OPTION/SAR VALUES

                                                     NUMBER OF SECURITIES
                                                          UNDERLYING               VALUE OF UNEXERCISED
                         SHARES                       UNEXERCISED OPTIONS          IN-THE-MONEY OPTIONS
                        ACQUIRED       VALUE      ---------------------------   ---------------------------
NAME                   ON EXERCISE    REALIZED    EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                   -----------   ----------   -----------   -------------   -----------   -------------
Michael A. Chowdry...          0     $        0     503,440              0      $4,282,012     $        0
Richard H. Shuyler...    200,000      5,248,314      45,993        106,875         358,464        639,056
James T. Matheny.....          0              0      39,907         51,875         556,656        899,231
Stanley G. Wraight...      6,000         61,625       9,750        113,250         100,918      1,057,238
Thomas G. Scott......      3,750         67,133           0        101,250               0        750,488

EMPLOYMENT AGREEMENTS

     Mr. Michael A. Chowdry entered into an employment agreement with Atlas Air, Inc. that provided for a base salary of $515,000 per annum and discretionary annual bonuses to be determined by the Compensation Committee of the Board of Directors of the Company. On January 24, 2001, a private jet piloted by Mr. Chowdry crashed resulting in his death and the death of a passenger. Pursuant to the employment agreement, upon Mr. Chowdry's death, his estate is entitled to receive an annual base salary payment of $515,000 per year in semi-monthly installments over a three year period.

     Atlas Air, Inc. has entered into employment agreements with Mr. Matheny and Mr. Shuyler, which will expire on June 30, 2001 and March 31, 2002, respectively, subject to annual renewal thereafter. Atlas Air, Inc. entered into an employment agreement with Mr. Wraight in May 1997, which became effective on September 1, 1997 and will expire on May 18, 2002. Atlas Air, Inc. entered into an employment agreement with Mr. Scott on June 22, 1998, which will expire on July 1, 2003. The employment agreements with Messrs. Shuyler, Matheny,

Wraight and Scott provide for annual base salaries of $250,000, $225,000, $225,000 and $210,000, respectively. In addition to the annual salary, each employee may receive an annual bonus at the discretion of the Compensation Committee. The employment agreements require that the employees devote substantially all of their time to Atlas Air, Inc. Each such agreement will be subject to termination by Atlas Air Inc. with or without cause. If such employment agreements are terminated by Atlas Air, Inc. without cause, Messrs. Matheny, Wraight and Scott are entitled to receive a termination payment equal to twelve months of their base compensation. If Mr. Shuyler's employment agreement is terminated without cause or is not renewed, Mr. Shuyler is entitled to receive a lump sum payment of $325,000, plus $900,000 payable over a three year period commencing on the first anniversary of termination.

         REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

COMPENSATION PHILOSOPHY

     The Company does not use predetermined or defined performance targets or a limited set of criteria in establishing total compensation for our CEO and executive officers. The Company's and its subsidiaries' executive compensation philosophy is designed to align the interests of the Company's stockholders, CEO and executive officers, while promoting teamwork among the Company's CEO and executive officers. The Board of Directors and the Compensation Committee, which administers the Company's executive compensation programs, have implemented this philosophy through a compensation program which combines four components: base salary, profit sharing, stock options and, in certain circumstances, bonuses.

     Base Salary. The base salaries of executive officers are determined by several factors, including comparisons with industry compensation levels and the individual executive's prior salary. In addition, base salary determinations were made in conjunction with the other components of executive compensation discussed herein, to assure proper attention to the Company's goals.

     Profit Sharing. Atlas Air, Inc.'s Profit Sharing Plan provides for payments to eligible employees in semiannual distributions based upon Atlas Air, Inc.'s pretax profits. For the year 2000, beginning with an eligible employee's thirteenth month of employment, an employee is entitled to receive a guaranteed profit sharing payment of 10% of salary. In 2000, every officer of Atlas Air, Inc. who had completed one year of service received the same profit sharing pro rata distribution as all other eligible employees.

     Stock Options. The Company's 1995 Stock Option Plan was adopted in March 1995, as a means to attract, retain and motivate selected employees of the Company. The 1995 Stock Option Plan provides for the grant to eligible employees of incentive stock options, non-qualified stock options, stock appreciation rights, restricted shares, performance shares and performance units, dividend equivalents and other share-based awards.

     Bonuses. The Compensation Committee's policy is to provide a significant portion of executive officers' total compensation through annual bonuses as incentives to achieve the Company's financial and operational goals and increase shareholder value. The Company's bonus arrangements for its executive officers are intended to make a major portion of each executive officer's compensation dependent on the Company's overall performance. Such bonuses are also intended to link executive compensation to shareholder value and to encourage the executives to act as a team. Bonuses are also intended to recognize the executive's individual contributions to the Company.

     In March 2000, the Independent Subcommittee of the Compensation Committee granted deferred compensation to executive officers in the form of shares of restricted stock, which vest on December 31, 2001, generally subject to continued employment with the Company through that date.

     After reviewing the performance of the Company's executive officers during 2000 against Board approved financial plans of the Company, as well as individual executive objectives, the Independent Subcommittee of the Compensation Committee determined to grant cash bonuses to executive officers in amounts based on a range of 42.7% to 51.3% of such officers' base salaries.

     In determining total compensation for 2000, the Committee considered the performance of each individual, his level of responsibility within the Company, industry compensation levels, the officer's longevity in office and prior salary, each officer's performance as a team member and the Company's financial performance. However, no mathematical weighing formulae were applied with respect to any of these factors.

     CEO. The Committee's compensation philosophy applies in all respects to the Company's Chief Executive Officer. Mr. Chowdry's salary in 2000 totaled $515,000 and was determined by his employment agreement. Mr. Chowdry's base salary is commensurate with the median base salary of chief executive officers of similarly situated airline companies. Mr. Chowdry was awarded a bonus of $439,934 in connection with, and based upon his contribution to the Company's continued financial improvement. In 2000, the Committee granted Mr. Chowdry a stock option covering 56,750 shares of Common Stock to provide an additional performance incentive and to recognize his outstanding performance and leadership.

     Deductibility of Compensation Expenses. Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to a public corporation for compensation in excess of $1 million paid to the corporation's chief executive officer and the four other most highly compensated executive officers. Section 162(m) provides that qualifying performance based compensation will not be subject to the deduction limit if certain requirements are met. Executive compensation is structured to avoid limitations on deductibility where this result can be achieved consistent with the Company's compensation goals.

Brian Rowe
Lawrence W. Clarkson

PERFORMANCE GRAPH

     The following graph compares the performance of the Company's Common Stock to the S&P 500 Index and the S&P Airlines Index for the dates indicated.

                         TOTAL RETURN TO SHAREHOLDERS+

                              [PERFORMANCE GRAPH]

                    TOTAL RETURN BETWEEN 8/9/95 AND 12/31/00

------------------------------------------------------------------------------------------------------------------------------
                         08/09/95       12/29/95       12/31/96       12/31/97       12/31/98       12/31/99       12/31/00
------------------------------------------------------------------------------------------------------------------------------
 Atlas Air**               $100        $  69.792      $ 198.958      $ 100.000      $ 203.906      $ 171.484      $ 203.906
 S&P 500*                  $100        $ 111.143      $ 136.664      $ 182.264      $ 234.352      $ 283.667      $ 257.838
 S&P Airlines*             $100        $  97.385      $ 107.036      $ 180.339      $ 174.930      $ 172.801      $ 257.776

 * Based on Close Price on August 9, 1995.

** Based on IPO of $10.67 on August 10, 1995, as restated to reflect the 3-for-2 stock split which occurred on January 25, 1999.

 + Assumes $100 invested on August 10, 1995 in each of the Company's Common
   Stock, the S&P 500 Stock Index and the S&P Airlines Index.

ITEM 2. APPROVAL OF THE ADOPTION AND ASSUMPTION OF THE ATLAS AIR WORLDWIDE HOLDINGS, INC. 1995 LONG TERM INCENTIVE AND SHARE AWARD PLAN

     The Atlas Air Worldwide Holdings, Inc. 1995 Long Term Incentive and Share Award Plan (the "Plan") was originally adopted in 1995 by Atlas Air, Inc. In November of 2000, when Atlas Air Worldwide Holdings, Inc. was formed, Atlas Air Inc., as the sole shareholder of Atlas Air Worldwide Holdings, Inc. voted to assume and adopt the Plan. In order to ensure compliance with certain requirements of the Internal Revenue Code of 1986, as amended (the "Code") relating to the Plan, shareholder approval of the Company's assumption and adoption of the Plan is now being sought. The following summary of the Plan is qualified in its entirety by express reference to the Plan, which is attached as Appendix B to this Proxy Statement.

GENERAL

     The Plan is intended to provide incentives to attract, retain and motivate employees and directors in order to achieve the Company's long-term growth and profitability objectives. The Plan will provide for the grant to eligible employees of stock options, stock appreciation rights, restricted shares, restricted share units payable in shares of Common Stock or cash, performance shares and units, dividend equivalents and other stock-based awards (the "Awards"). The Plan also provides for automatic grants of stock options to non-employee directors and provides non-employee directors with an opportunity to receive their board retainer and meeting fees in shares of Common Stock. An aggregate of 5,900,000 shares of Common Stock have been reserved for issuance under the Plan subject to anti-dilution adjustments in the event of certain changes in the Company's capital structure. See "-- Capital Structure Changes." Shares issued pursuant to the Plan will be either authorized but unissued shares or treasury shares.

ELIGIBILITY AND ADMINISTRATION

     Officers and other employees of the Company and its subsidiaries and affiliates will be eligible to be granted Awards under the Plan. The Plan will be administered by the Compensation Committee or such other committee of the Board of Directors (or the entire Board) as may be designated by the Board (the "Committee"). The Committee will determine which eligible employees receive Awards, the types of Awards to be received and the terms and conditions thereof. The Committee will have authority to waive conditions relating to an Award or accelerate vesting of Awards. Approximately 1,600 employees and seven non-employee directors are currently eligible to participate in the Plan.

     The Committee will be permitted to delegate to officers of the Company the authority to perform administrative functions for the Plan and, with respect to Awards granted to persons not subject to Section 16 of the Exchange Act, to perform such other functions as the Committee may determine to the extent permitted under Rule 16b-3 of the Exchange Act and applicable law.

AWARDS

     Incentive stock options intended to qualify for special tax treatment in accordance with the Code and non-qualified stock options not intended to qualify for special tax treatment under the Code may be granted for such number of shares of Common Stock as the Committee determines. The Committee will be authorized to set the terms relating to an option, including exercise price and the time and method of exercise. The terms of incentive stock options will comply with the provisions of Section 422 of the Code. Awards may be granted alone, in tandem with or in exchange for any other Award.

     A share appreciation right ("SAR") will entitle the holder thereof to receive with respect to each share subject thereto, an amount equal to the excess of the fair market value of one share of Common Stock on the date of exercise (or, if the Committee so determines, at any time during a specified period before or after the date of exercise) over the exercise price of the SAR set by the Committee as of the date of grant. Payment with respect to SARs may be made in cash or shares of Common Stock as determined by the Committee.

     During a calendar year, the maximum number of shares of Common Stock with respect to which options and SARs may be granted to an eligible participant under the Plan will be 300,000 shares.

     Awards of restricted shares will be subject to such restrictions on transferability and other restrictions, if any, as the Committee may impose. Such restrictions will lapse under circumstances as the Committee may determine. Except as otherwise determined by the Committee, eligible employees granted restricted shares will have all of the rights of a stockholder, including the right to vote restricted shares and receive dividends thereon, and unvested restricted shares will be forfeited upon termination of employment during any applicable restriction period.

     A restricted share unit will entitle the holder thereof to receive shares of Common Stock or cash at the end of a specified deferral period. Restricted share units will also be subject to such restrictions as the Committee may impose. Such restrictions will lapse under circumstances as the Committee may determine. Except as otherwise determined by the Committee, restricted share units subject to deferral or restriction will be forfeited upon termination of employment during any applicable deferral or restriction period.

     Performance shares and performance units will provide for future issuance of shares or payment of cash, respectively, to the recipient upon the attainment of corporate performance goals established by the Committee over specified performance periods. Except as otherwise determined by the Committee, performance shares and performance units will be forfeited upon termination of employment during any applicable performance period.

     Performance objectives may vary from employee to employee and will be based upon such one or more performance criteria as the Committee may deem appropriate. The Committee may revise performance objectives if significant events occur during the performance period which the Committee expects to have a substantial effect on such objectives.

     Dividend equivalents granted under the Plan will entitle the holder thereof to receive cash, shares of Common Stock or other property equal in value to dividends paid with respect to a specified number of shares of Common Stock. Dividend equivalents may be awarded on a free-standing basis or in connection with another Award, and may be paid currently or on a deferred basis. The Committee is also authorized, subject to limitations under applicable law, to grant such other Awards that may be denominated in, valued in, or otherwise based on, shares of Common Stock, as deemed by the Committee to be consistent with the purposes of the Plan.

NONTRANSFERABILITY

     Awards will generally not be transferable by the participant other than by will or the laws of descent and distribution and will be exercisable during the lifetime of the participant only by such participant or his or her guardian or legal representative, except that non-qualified stock options granted under the Plan may be transferred by a participant to members of his or her immediate family or to a trust or partnership established for the exclusive benefit of solely one or more members of the participant's immediate family.

AUTOMATIC GRANT OF OPTIONS TO NON-EMPLOYEE DIRECTORS

     The Plan provides for certain automatic grants of stock options to non-employee directors. On the date any individual first becomes a non-employee director, such individual will automatically be granted an option to purchase 3,000 shares of common Stock with an exercise price per share equal to the market price per share on the date of grant. In addition, on August 16 of each year, each non-employee director then in office will automatically be granted an option to purchase 3,000 shares of Common Stock with an exercise price per share equal to the market price per share on the date of grant. Each non-employee director option will be fully exercisable on the date of grant and will expire (unless terminated earlier, as described below) on the tenth anniversary of the date of grant. The exercise price of a non-employee director's option may be paid to the Company at the time of exercise either in cash, or in shares already owned by the director and having a total market value equal to the exercise price, or in a combination of cash and such shares. In addition, the Board of Directors, in its discretion, may grant additional options to purchase Common Stock to non-employee directors upon such terms and at such times as it may deem appropriate.

     If an individual ceases to be a non-employee director (i) due to retirement after attainment of age 65 or (ii) due to death or disability, all of his or her outstanding options may be exercised at any time prior to the expiration dates of such options. If such director's service terminates for any other reason, all options may be exercised at any time within six months after the date of such termination, but not later than the expiration date of the options.

CAPITAL STRUCTURE CHANGES

     With respect to non-employee director options, in the event that any dividend in shares, recapitalization, share split, reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, or share exchange, or other such change (a "Capital Structure Change"), affects the Common Stock such that outstanding shares are increased or decreased or changed into or exchanged for a different number or kind of shares, other securities of the Company or another corporation or other consideration, then in order to maintain the proportionate interest of the non-employee directors and preserve the value of their options, (i) there will automatically be substituted for each share subject to an unexercised non-employee director's option and each share to be issued to such directors under the Plan subsequent to such event, the number and kind of shares, other securities or other consideration into which each outstanding share will be changed or for which each such share will be exchanged, and (ii) the exercise price will be increased or decreased proportionately so that the aggregate purchase price for the shares subject to any unexercised non-employee director's option will remain the same as immediately prior to such event.

     If the Committee determines that any Capital Structure Change or other similar corporate transaction or event affects the Common Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of eligible employees under the Plan, then the Committee is authorized to make such equitable changes or adjustments as it deems appropriate, including adjustments to (i) the number and kind of shares which may thereafter be issued under the Plan, (ii) the number and kind of shares, other securities or other consideration issued or issuable in respect of outstanding Awards and (iii) the exercise price, grant price or purchase price relating to any Award.

PAYMENT OF BOARD FEES IN STOCK OR CASH

     The Plan permits each non-employee director, at his or her option, to receive quarterly retainer and meeting fees in the form of shares of Common Stock instead of cash. The shares received will have a value equal to the fees otherwise payable, and the value of the shares will be based on trading prices of the shares on the date immediately preceding the first meeting of directors during the quarter (or if no meeting is held in the quarter, the trading price on the last day of such quarter). Currently, each non-employee director receives an annual cash retainer fee in the amount of $50,000.

AMENDMENT AND TERMINATION

     The Plan may be amended, altered, suspended, discontinued or terminated by the Board of Directors at any time, in whole or in part. However, any amendment for which stockholder approval is required by Section 422 of the Code will not be effective until such approval has been attained. In addition, no amendment, alteration, suspension, discontinuation or termination of the Plan may impair the rights or, in any other manner, adversely affect the rights of a participant under any Award theretofore granted to him or her without the consent of the affected participant. Unless earlier terminated, the Plan will expire on March 13, 2005, and no further awards may be granted thereunder after such date.

MARKET VALUE

     The per share closing price of the Common Stock on April 20 was $29.39.

FEDERAL INCOME TAX CONSEQUENCES

     The following is a summary of the federal income tax consequences of the Plan, based upon current provisions of the Code, the Treasury regulations promulgated thereunder and administrative and judicial interpretation thereof, and does not address the consequences under any other applicable tax laws. The provisions of the Code, regulations thereunder and related interpretations are complicated and their impact in any one case may depend upon the particular circumstances relating thereto.

     Stock Options. In general, the grant of an option will not be a taxable event to the recipient and it will not result in a deduction to the Company. The tax consequences associated with the exercise of an option and the subsequent disposition of shares of Common Stock acquired on the exercise of such option depend on whether the option is a non-qualified stock option or an incentive stock option.

     Upon the exercise of a non-qualified stock option, the participant will recognize ordinary taxable income equal to the excess of the fair market value of the shares of Common Stock received upon exercise over the exercise price. The Company will generally be able to claim a deduction in an equivalent amount. Any gain or loss upon a subsequent sale or exchange of the shares of Common Stock will be capital gain or loss, long-term or short-term, depending on the holding period for the shares of Common Stock.

     Generally, a participant will not recognize ordinary taxable income at the time of exercise of an incentive stock option and no deduction will be available to the Company, provided the option is exercised while the participant is an employee or within three months following termination of employment (longer, in the case of termination of employment by reason of disability or death). If an incentive stock option granted under the Plan is exercised after these periods, the exercise will be treated for federal income tax purposes as the exercise of a non-qualified stock option. Also, an incentive stock option granted under the Plan will be treated as a non-qualified stock option to the extent it first becomes exercisable in any calendar year for shares of Common Stock having a fair market value, determined as of the date of grant, in excess of $100,000.

     If shares of Common Stock acquired upon exercise of an incentive stock option are sold or exchanged more than one year after the date of exercise and more than two years from the date of grant of the option, any gain or loss will be long-term capital gain or loss. If shares of Common Stock acquired upon exercise of an incentive stock option are disposed of prior to the expiration of these one-year or two-year holding periods (a "Disqualifying Disposition"), the participant will recognize ordinary income at the time of disposition, and the Company will generally be able to claim a deduction, in an amount equal to the excess of the fair market value of the shares of Common Stock at the date of exercise over the exercise price. Any additional gain will be treated as capital gain, long-term or short-term, depending on how long the shares of Common Stock have been held. Where shares of Common Stock are sold or exchanged in a Disqualifying Disposition (other than certain related party transactions) for an amount less than their fair market value at the date of exercise, any ordinary income recognized in connection with the Disqualifying Disposition will be limited to the amount of gain, if any, recognized in the sale or exchange, and any loss will be a long-term or short-term capital loss, depending an how long the shares of Common Stock have been held.

     Although the exercise of an incentive stock option as described above would not produce ordinary taxable income to the participant, it would result in an increase in the participant's alternative minimum taxable income and may result in an alternative minimum tax liability.

     Restricted Stock. A participant who receives shares of restricted stock will generally recognize ordinary income at the time the restrictions on transferability lapse. The amount of ordinary income so recognized will be the fair market value of the Common Stock at the time the income is recognized, determined without regard to any restrictions other than restrictions which by their terms will never lapse. This amount is generally deductible for federal income tax purposes by the Company. Dividends paid with respect to Common Stock that is nontransferable will be ordinary compensation income to the participant (and generally deductible by the Company).

     In lieu of the treatment described above, a participant may elect immediate recognition of income under Section 83(b) of the Code. In such event, the participant will recognize as income the fair market value of the restricted stock at the time of grant (determined without regard to any restrictions other than restrictions which by their terms will never lapse), and the Company will generally be entitled to a corresponding deduction. Dividends paid with respect to shares as to which a proper Section 83(b) election has been made will not be deductible to the Company. If a Section 83(b) election is made and the restricted stock is subsequently forfeited, the participant will not be entitled to any offsetting tax deduction.

     SARs and Other Awards. With respect to SARs and other Awards under the Plan not described above, generally, when a participant receives payment with respect to any such Award granted to him or her under the Plan, the amount of cash and the fair market value of any other property received will be ordinary income to such participant and will be allowed as a deduction for federal income tax purposes to the Company.

     Payment of Withholding Taxes. The Company may withhold, or require a participant to remit to the Company, an amount sufficient to satisfy any federal, state or local withholding tax requirements associated with Awards under the Plan.

     Special Rules. Special rules apply if the exercise price for an option is paid in shares previously owned by the optionee rather than in cash.

     Limitation on Deductibility. Section 162(m) of the Code generally limits the deductible amount of annual compensation paid (including, unless an exception applies, compensation otherwise deductible in connection with Awards granted under the Plan) by a public company to a "covered employee" (i.e., the chief executive officer and four other most highly compensated executive officers of the Company) to no more than $1 million. The Company currently intends to structure stock options granted under the Plan to comply with an exception to nondeductibility under Section 162(m) of the Code.

PLAN BENEFITS

     Because the Plan is discretionary, it is not possible to determine or to estimate the benefits or amounts that will be received in the future by individual directors or employees, or groups of directors or employees.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF THE COMPANY'S 1995 LONG TERM INCENTIVE AND SHARE AWARD PLAN.

ITEM 3. APPROVAL OF THE ADOPTION AND ASSUMPTION OF THE ATLAS AIR WORLDWIDE HOLDINGS, INC. EMPLOYEE STOCK PURCHASE PLAN

     The Atlas Air Worldwide Holdings, Inc. Employee Stock Purchase Plan (the "Stock Purchase Plan") was originally adopted in 1995 by Atlas Air, Inc. In November of 2000, when Atlas Air Worldwide Holdings, Inc. was formed, Atlas Air, Inc., as the sole shareholder of Atlas Air Worldwide Holdings, Inc. voted to assume and adopt the Stock Purchase Plan. In order to ensure compliance with certain requirements of the Code relating to the Stock Purchase Plan, shareholder approval of the Company's assumption and adoption of the Stock Purchase Plan is now being sought. The following summary of the Stock Purchase Plan is qualified in its entirety by express reference to the text of the Stock Purchase Plan, which is attached as Appendix C to this Proxy Statement.

     The purpose of the Stock Purchase Plan is to give employees of the Company and its subsidiaries an opportunity to purchase Common Stock through payroll deductions, thereby encouraging employees to share in the economic growth and success of the Company and its subsidiaries. The Stock Purchase Plan provides that 1,500,000 shares of Common Stock are available for issuance thereunder. The Stock Purchase Plan is administered by the Compensation Committee.

     In general, any person who has been an employee for at least one year on a given enrollment date (generally each January 1, April 1, July 1 and October 1) who is scheduled to work at least 20 hours per week on a regular basis and at least five months per calendar year is eligible to participate in the Stock Purchase Plan. Common Stock will be purchased for each participant in the Stock Purchase Plan as of the last day of each Offering Period (generally March 31, June 30, September 30 and December 31) (the "Offering Period") with the money deducted from their paychecks during the Offering Period. The purchase price per share of Common Stock will be an amount equal to 85% of the fair market value of a share of Common Stock on the first day of the Offering Period or on the last day of the Offering Period, whichever is lower.

     A participant may elect to have payroll deductions made under the Stock Purchase Plan for the purchase of Common Stock in an amount not to exceed 15% of the participant's compensation. Compensation for purposes of the Stock Purchase Plan means the gross amount of the participant's base pay on the basis of the participant's regular, straight-time hourly, weekly or monthly rate for the number of hours normally worked, exclusive of overtime, bonuses, shift premiums or other compensation. Contributions to the Stock Purchase Plan will be on an after-tax basis. A participant may terminate his or her payroll deductions at any time.

     A stock purchase bookkeeping account will be established for each participant in the Stock Purchase Plan. Amounts deducted from participants' paychecks will be credited to their bookkeeping accounts. No interest will accrue with respect to any amounts credited to the bookkeeping accounts. As of the last day of each Offering Period, the amount credited to a participant's stock purchase account will be used to purchase the largest number of whole shares of Common Stock at the price as determined above. The Common Stock will be purchased directly from the Company. No brokerage or other fees will be charged to participants. Any balance remaining in the participant's account will be returned to the participant.

     A participant may withdraw from participation in the Stock Purchase Plan at any time during an Offering Period by written notice to the Company. Upon withdrawal, a participant's bookkeeping account balance will be distributed as soon as practicable and no shares of Common Stock will be purchased. Rights to purchase shares of Common Stock under the Stock Purchase Plan are exercisable only by the participant and are not transferable, except by the laws of descent and distribution.

     The Board of Directors of the Company may amend, suspend, or terminate the Stock Purchase Plan at any time, except that certain amendments may be made only with the approval of the shareholders of the Company. Subject to earlier termination by the Board of Directors, the Stock Purchase Plan will terminate on June 10, 2010.

FEDERAL INCOME TAX CONSEQUENCES

     The following is a summary of certain of the federal income tax consequences to participants in the Stock Purchase Plan and to the Company, based upon current provisions of the Code and the regulations and rulings thereunder, and does not address the consequences under state or local or any other applicable tax laws.

     Participants in the Stock Purchase Plan will not recognize income at the time a purchase right is granted to them at the beginning of an Offering Period or when they purchase Common Stock at the end of the Offering Period. However, participants will be taxed on amounts withheld from their salary under the Stock Purchase Plan as if actually received, and the Company will generally be entitled to a corresponding income tax deduction.

     If a participant disposes of the Common Stock purchased pursuant to the Stock Purchase Plan after one year from the end of the applicable Offering Period and two years from the beginning of the applicable Offering Period, the participant must include in gross income as compensation (as ordinary income and not as capital gain) for the taxable year of disposition an amount equal to the lesser of (a) the excess of the fair market value of the Common Stock at the beginning of the applicable Offering Period over the purchase price computed on the first day of the Offering Period or (b) the excess of the fair market value of the Common Stock at the time of disposition over their purchase price. Thus, if the one and two year holding periods described above are met, a participant's ordinary compensation income will be limited to the discount available to the participant on the first day of the applicable Offering Period. If the amount recognized upon such a disposition by way of sale or exchange of the Common Stock exceeds the purchase price plus the amount, if any, included in income as ordinary compensation income, such excess will be long-term capital gain. If the one and two year holding periods described above are met, the Company will not be entitled to any income tax deduction.

     If a participant disposes of Common Stock within one year from the end of the applicable Offering Period or two years from the beginning of the Offering Period, the participant will recognize ordinary income at the time of disposition which will equal the excess, if any, of the fair market value of the Common Stock on the date the participant purchased the Common Stock (i.e.,the end of the applicable Offering Period) over the amount paid for the Common Stock. The Company will generally be entitled to a corresponding income tax deduction. The excess, if any, of the amount recognized on disposition of such Common Stock over their fair market value on the date of purchase (i.e.,the end of the applicable Offering Period) will be short-term capital gain, unless the participant's holding period for the Common Stock (which will begin at the time of the participant's purchase at the end of the Offering Period) is more than one year. If the participant disposes of the Common Stock for less than the purchase price for the shares, the difference between the amount recognized and such purchase price will be a long- or short-term capital loss, depending upon the participant's holding period for the Common Stock.

NEW PLAN BENEFITS

     Participation in the Stock Purchase Plan is voluntary. Accordingly, at this time the Company cannot determine the amount of shares of Common Stock that will be acquired by participants or the dollar value of any such participation.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL TO APPROVE THE EMPLOYEE STOCK PURCHASE PLAN.

                         REPORT OF THE AUDIT COMMITTEE

     The Audit Committee of the Board has reviewed and discussed the Company's audited financial statements with the management of the Company. The Audit Committee has discussed with Arthur Andersen LLP, the Company's independent auditors, the matters required to be discussed by Statement on Auditing Standards 61. The Audit Committee also has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees) and has discussed with Arthur Andersen LLP the independence of such independent accounting firm. The Committee has also considered whether the independent auditors' provision of information technology and other non-audit services to the Company is compatible with the auditors' independence.

     Based on its review and discussions referred to in the preceding paragraph, the Audit Committee recommended to the Board that the audited financial statements for the fiscal year ended December 31, 2000 be included in the Company's Annual Report on Form 10-K for the Company's fiscal year ended December 31, 2000.

Audit Committee

Brian Rowe
David T. McLaughlin

ITEM 4.  APPROVAL OF APPOINTMENT OF INDEPENDENT AUDITORS

     The Board of Directors has appointed Arthur Andersen LLP ("Arthur Andersen") as independent auditors of the Company for the year 2001. Arthur Andersen has performed this function since May 22, 1995.

     Representatives of Arthur Andersen will be present at the Meeting with the opportunity to make a statement, if they wish, and to respond to appropriate questions from stockholders. The affirmative vote of a majority of the shares present and entitled to vote at the Meeting is necessary for the approval of the appointment of Arthur Andersen as independent auditors.

     The appointment of independent accountants is approved annually by the Board and subsequently submitted to the stockholders for ratification. The decision of the Board is based on the recommendation of the Audit Committee, which reviews and approves in advance the audit scope, the types of nonaudit services, and the estimated fees for the coming year. The committee also reviews and approves nonaudit services to ensure that they will not impair the independence of the accountants.

     Before making its recommendation to the Board for appointment of Arthur Andersen, the Audit Committee carefully considered that firm's qualifications as independent accountants for the Company. This included a review of its performance in prior years, as well as its reputation for integrity and competence in the fields of accounting and auditing. The committee has expressed its satisfaction with Arthur Andersen in all of these respects. The committee's review included inquiry concerning any litigation involving Arthur Andersen and any proceedings by the Securities and Exchange Commission against the firm. In this respect, the committee has concluded that the ability of Arthur Andersen to perform services for the Company is in no way adversely affected by any such investigation or litigation.

     Audit Fees. The aggregate fees billed for professional services rendered for the audit of Atlas Air, Inc.'s annual financial statement for the fiscal year ended December 31, 2000 and for the reviews of the financial statements included in Atlas Air, Inc.'s Quarterly Reports on Form 10-Q for that fiscal year were approximately $280,000.

  Financial Information Systems Design and Implementation Fees

     Arthur Andersen did not render professional services relating to financial information systems design and implementation for the fiscal year ended December 31, 2000.

  All Other Fees

     The aggregate fees billed by Arthur Andersen for services rendered to the Company, other than the services described above under "Audit Fees" for the fiscal year ended December 31, 2000, were approximately $850,000. The vast majority of these fees relate to professional tax services.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF ARTHUR ANDERSEN AS INDEPENDENT AUDITORS OF THE COMPANY FOR THE YEAR 2001.

                             STOCKHOLDER PROPOSALS

     Under the rules of the SEC, if a stockholder wants us to include a proposal in our Proxy Statement and form of proxy for presentation at our 2002 Annual Meeting of Stockholders, the proposal must be received by us, Attention: David Brictson, Secretary, at our principal executive offices by January 8, 2002. Any such proposal, including any accompanying supporting statement, may not exceed 500 words.

     Under our By-laws, and as permitted by the rules of the SEC, no business may be brought before the annual meeting except as specified in the notice of the meeting (which includes stockholder proposals that the Company is required to set forth in its proxy statement under SEC Rule 14a-8) or as otherwise brought before the meeting by or at the direction of the Board or by a stockholder entitled to vote who has delivered notice to the Company (containing certain information specified in our By-laws) not less than 70 nor more than 90 days prior to the first anniversary of the preceding year's annual meeting. These requirements are separate and apart from and in addition to the SEC's requirements that a stockholder must meet to have a stockholder proposal included in the Company's proxy statement under SEC Rule 14a-8.

     On request, a copy of the full text of the By-law provisions discussed above may be obtained by writing to our principal office: Atlas Air Worldwide Holdings, Inc., 2000 Westchester Avenue, Purchase, New York 10577-2543,
Attention: Secretary.

     The Board is not aware of any matters that it expects to bring before the 2001 Annual Meeting other than those referred to in this Proxy Statement. If any other matter should come before the Annual Meeting, the persons named in the accompanying proxy intend to vote the proxies in accordance with their best judgment.

     The chairman of the meeting may refuse to allow the transaction of any business not presented beforehand, or to acknowledge the nomination of any person not made in compliance with the foregoing procedures.

     Your vote is important. Stockholders who do not expect to be present at the Annual Meeting and who wish to have their stock voted are requested to sign and date the enclosed proxy and return it in the enclosed envelope. No postage is required if mailed in the United States.

                                          By Order of the Board of Directors,

                                          /s/ DAVID BRICTSON
                                          DAVID BRICTSON
                                          Secretary

Dated: May 3, 2001

                                                                      APPENDIX A

                       ATLAS AIR WORLDWIDE HOLDINGS, INC.
                            AUDIT COMMITTEE CHARTER

                                   I. MISSION

     The Audit Committee (the "Committee") of Atlas Air Worldwide Holdings, Inc. (the "Company") will assist the Board to fulfill its responsibility to the shareholders, potential shareholders and investment community regarding internal controls, corporate accounting, reporting practices of the Company and the quality and integrity of the financial reports of the Company. The Committee maintains free and open communications between the Board, the independent public accountants, the internal auditors and the financial management of the Company. The Committee evaluates any material concern or matter that may arise which has not been promptly or appropriately addressed by the management of the Company that involves any illegal or improper act or conflict of interest or self-dealing on the part of senior management of the Company.

     The Committee's policies and procedures should remain flexible, in order to address changing conditions and to ensure to the Board and shareholders that the corporate accounting and reporting practices of the Company are in compliance with all laws, regulations and Company policies.

     In the definition of the roles of the Committee and the independent auditor it is understood that the independent auditor is ultimately accountable to the Board of Directors and the Audit Committee.

                                II. ORGANIZATION

     1. The Committee shall consist of three directors who shall be independent of management, free from any relationship that, in the opinion of the Board, would interfere with the exercise of independent judgment as a committee member, and not employees of the Company or any of its subsidiaries or affiliates. Each member of the Committee shall be financially literate with at least one member having accounting or related financial management experience. Vacancies of members of the Committee shall be filled by the Board, which shall also designate one member of the Committee to be Chair.

     2. The Committee shall meet regularly, with such additional meetings, as the Chair of the Committee deems necessary. Appropriate management representatives shall attend as necessary.

     3. The committee shall report to the Board following regular meetings, and at such other times as circumstances warrant.

     4. The Corporate Secretary or a delegate shall record and keep minutes of all Committee meetings.

                        III. DUTIES AND RESPONSIBILITIES

     1. Review annually the qualification, independence, fees and other terms of engagement of the independent public accountants recommended by management, and recommend to the Board the firm to be selected to audit the financial statements of the Company for the next fiscal year.

     2. The Committee is responsible for ensuring that the independent public accountants submit on a periodic basis to the Committee a formal written statement regarding relationships and services, which may offset objectivity and independence. The Committee is also responsible for discussing any relevant matters with the independent public accountants, and for recommending that the full Board take appropriate action to address the independent public accountant's independence.

     3. Meet with the independent public accountants and financial management of the Company to review the scope of the audit of the books of account of the Company and other operations and controls and the procedures to be utilized. At the conclusion of the audits, the Committee shall review the results of such audits, including any qualifications in the independent public accountant's opinion, any related management letter, management's responses to recommendations made by the independent public accountants in connection with the audit, reports submitted to the Committee by the internal auditing department that are material to the corporation as a whole and management's responses to those reports.

     4. Oversee the Company's financial reporting process, internal accounting controls, and compliance with relevant corporate policies and procedures. Review the procedures employed by the Company in preparing published financial statements and related management commentaries.

     5. Review and transmit to the Board, after the close of each quarter and fiscal year, the quarterly financial statements and the annual financial statements of the Company certified by the independent public accountants. Also review any significant disputes between management and the independent public accountants that arose in connection with the preparation of those financial statements.

     6. Review annual audit plans of the Company's internal audit group and its capability to perform its duties (including its organization, staffing and independence) and review, together with management and the independent public accountants, the overall quality of the Company's system of internal accounting controls.

     7. Provide the independent public accountants and the Company's internal audit group full and free access to the Committee to meet privately whenever appropriate.

     8. Review litigation and contingent liabilities of the Company, including a periodic report concerning the effectiveness of the Company's policies, procedures and control systems in preventing illegal and improper acts and the effectiveness and timeliness of management's response in the event any instances of illegal or improper acts are discovered.

                                                                      APPENDIX B

                       ATLAS AIR WORLDWIDE HOLDINGS, INC.

                 1995 LONG TERM INCENTIVE AND SHARE AWARD PLAN
                    (INCLUDING AMENDMENTS ONE THROUGH EIGHT)

SECTION                                                             PAGE
-------                                                             ----
1.   Purposes....................................................    B-1
2.   Definitions.................................................    B-1
3.   Administration..............................................    B-2
     (a) Authority of the Committee..............................    B-2
     (b) Manner of Exercise of Committee Authority...............    B-3
     (c) Limitation of Liability.................................    B-3
4.   Shares Subject to the Plan..................................    B-3
5.   Specific Terms of Awards....................................    B-4
     (a) General.................................................    B-4
     (b) Options.................................................    B-4
     (c) SARs....................................................    B-5
     (d) Restricted Shares.......................................    B-5
     (e) Restricted Share Units..................................    B-6
     (f) Performance Shares and Performance Units................    B-6
     (g) Dividend Equivalents....................................    B-7
     (h) Other Share-Based Awards................................    B-7
6.   Certain Provisions Applicable to Awards.....................    B-7
     (a) Stand-Alone, Additional, Tandem and Substitute Awards...    B-7
     (b) Terms of Awards.........................................    B-7
     (c) Form of Payment Under Awards............................    B-8
     (d) Nontransferability......................................    B-8
7.   Director's Options..........................................    B-8
     (a) Annual Grant............................................    B-8
     (b) Market Value............................................    B-8
     (c) Termination of Service..................................    B-8
     (d) Time and Method of Exercise.............................    B-9
     (e) Nontransferability......................................    B-9
     (f) Adjustments.............................................    B-9
     (g) Directors' Fees.........................................    B-9
     (h) Administration..........................................    B-9
     (i) Discretionary Grants....................................    B-9
8.   General Provisions..........................................   B-10
     (a) Compliance with Legal and Trading Requirements..........   B-10
     (b) No Right to Continued Employment or Service.............   B-10
     (c) Taxes...................................................   B-10
     (d) Changes to the Plan and Awards..........................   B-10
     (e) No Rights to Awards; No Shareholder Rights..............   B-10
     (f) Unfunded Status of Awards...............................   B-10
     (g) Nonexclusivity of the Plan..............................   B-11
     (h) Not Compensation for Benefit Plans......................   B-11
     (i) No Fractional Shares....................................   B-11
     (j) Governing Law...........................................   B-11
     (k) Effective Date; Plan Termination........................   B-11
     (l) Titles and Headings.....................................   B-11

                       ATLAS AIR WORLDWIDE HOLDINGS, INC.

                 1995 LONG TERM INCENTIVE AND SHARE AWARD PLAN
                    (INCLUDING AMENDMENTS ONE THROUGH EIGHT)

     1. Purposes. The purposes of the 1995 Long Term Incentive and Share Award Plan are to advance the interests of Atlas Air Worldwide Holdings, Inc. and its shareholders by providing a means to attract, retain, and motivate employees and directors of the Company upon whose judgment, initiative and efforts the continued success, growth and development of the Company is dependent.

     2. Definitions. For purposes of the Plan, the following terms shall be defined as set forth below:

          (a) "Affiliate" means any entity other than the Company and its Subsidiaries that is designated by the Board or the Committee as a participating employer under the Plan, provided that the Company directly or indirectly owns at least 20% of the combined voting power of all classes of stock of such entity or at least 20% of the ownership interests in such entity.

          (b) "Award" means any Option, SAR, Restricted Share, Restricted Share Unit, Performance Share, Performance Unit, Dividend Equivalent, or Other Share-Based Award granted to an Eligible Employee under the Plan.

          (c) "Award Agreement" means any written agreement, contract, or other instrument or document evidencing an Award.

          (d) "Beneficiary" means the person, persons, trust or trusts which have been designated by such Eligible Employee in his or her most recent written beneficiary designation filed with the Company to receive the benefits specified under this Plan upon the death of the Eligible Employee, or, if there is no designated Beneficiary or surviving designated Beneficiary, then the person, persons, trust or trusts entitled by will or the laws of descent and distribution to receive such benefits.

          (e) "Board" means the Board of Directors of the Company.

          (f) "Code" means the Internal Revenue Code of 1986, as amended from time to time. References to any provision of the Code shall be deemed to include successor provisions thereto and regulations thereunder.

          (g) "Committee" means the Board, the Compensation Committee of the Board, or such other Board committee as may be designated by the Board to administer the Plan; provided, however, that the Compensation Committee or such other Board Committee as may be designated by the Board to administer the Plan shall consist of two or more directors of the Company, each of whom, to the extent required, is a "Non-Employee Director" within the meaning of Rule 16b-3 under the Exchange Act.

          (h) "Company" means Atlas Air Worldwide Holdings, Inc., a corporation organized under the laws of Delaware, or any successor corporation.

          (i) "Director" means a non-employee member of the Board.

          (j) "Director's option" means a NQSO granted to a Director under paragraph (a) of Section 7 or Shares delivered to a Director in payment of Director's fees under paragraph (g) of Section 7.

          (k) "Dividend Equivalent" means a right, granted under Section 5(g), to receive cash, Shares, or other property equal in value to dividends paid with respect to a specified number of Shares. Dividend Equivalents may be awarded on a free-standing basis or in connection with another Award, and may be paid currently or on a deferred basis.

          (l) "Eligible Employee" means any employee of the Company or its Subsidiaries and Affiliates, including any director who is an employee.

          (m) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time. References to any provision of the Exchange Act shall be deemed to include successor provisions thereto and regulations thereunder.

          (n) "Fair Market Value" means, with respect to Shares or other property, the fair market value of such Shares or other property determined by such methods or procedures as shall be established from time to time by the Committee. Unless otherwise determined by the Committee in good faith, the Fair Market Value of Shares as of any given date prior to the existence of a public market for the Company's Shares shall mean the Company's book value. Thereafter, unless otherwise determined by the Committee in good faith, the Fair Market Value of Shares shall mean the mean between the high and low selling prices per Share on the immediately preceding date (or, if the Shares were not traded on that day, the next preceding day that the Shares were traded) on the principal exchange on which the Shares are traded, as such prices are officially quoted on such exchange.

          (o) "ISO" means any Option intended to be and designated as an incentive stock option within the meaning of Section 422 of the Code.

          (p) "NQSO" means any Option that is not an ISO.

          (q) "Option" means a right, granted under Section 5(b) or Section 7, to purchase Shares.

          (r) "Other Share-Based Award" means a right, granted under Section 5(h), that relates to or is valued by reference to Shares.

          (s) "Participant" means an Eligible Employee or Director who has been granted an Award or Director's Option under the Plan.

          (t) "Performance Share" means a performance share granted under
     Section 5(f).

          (u) "Performance Unit" means a performance unit granted under Section 5(f).

          (v) "Plan" means this 1995 Long Term Incentive and Share Award Plan.

          (w) "Restricted Shares" means an Award of Shares under Section 5(d) that may be subject to certain restrictions and to a risk of forfeiture.

          (x) "Restricted Share Unit" means a right, granted under Section 5(e), to receive Shares or cash at the end of a specified deferral period.

          (y) "Rule 16b-3" means Rule 16b-3, as from time to time in effect and applicable to the Plan and Participants, promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act.

          (z) "SAR" or "Share Appreciation Right" means the right, granted under
     Section 5(c), to be paid an amount measured by the difference between the exercise price of the right and the Fair Market Value of Shares on the date of exercise of the right, with payment to be made in cash, Shares, or property as specified in the Award or determined by the Committee.

          (aa) "Shares" mean common stock, $.01 par value per share, of the Company.

          (bb) "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations (other than the last corporation in the unbroken chain) owns shares possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

     3. Administration.

          (a) Authority of the Committee. Except as provided in Section 7, the Plan shall be administered by the Committee and the Committee shall have full and final authority to the following actions, in each case subject to and consistent with the provisions of the Plan:

             (i) to select Eligible Employees to whom Awards may be granted;

             (ii) to designate Affiliates;

             (iii) to determine the type or types of Awards to be granted to each Eligible Employee;

             (iv) to determine the type and number of Awards to be granted, the number of Shares to which an Award may relate, the terms and conditions of any Award granted under the Plan (including, but not limited to, any exercise price, grant price, or purchase price, and any bases for adjusting such exercise, grant or purchase price, any restriction or condition, any schedule for lapse of restrictions or conditions relating to transferability or forfeiture, exercisability, or settlement of an Award, and waiver or accelerations thereof, and waivers of performance conditions relating to an Award, based in each case on such considerations as the Committee shall determine), and all other matters to be determined in connection with an Award;

             (v) to determine whether, to what extent, and under what circumstances an Award may be settled, or the exercise price of an Award may be paid, in cash, Shares, other Awards, or other property, or an Award may be cancelled, forfeited, exchanged, or surrendered;

             (vi) to determine whether, to what extent, and under what circumstances cash, Shares, other Awards, or other property payable with respect to an Award will be deferred either automatically, at the election of the Committee, or at the election of the Eligible Employee;

             (vii) to prescribe the form of each Award Agreement, which need not be identical for each Eligible Employee;

             (viii) to adopt, amend, suspend, waive, and rescind such rules and regulations and appoint such agents as the Committee may deem necessary or advisable to administer the Plan;

             (ix) to correct any defect or supply any omission or reconcile any inconsistency in the Plan and to construe and interpret the Plan and any Award, rules and regulations, Award Agreement, or other instrument hereunder;

             (x) to accelerate the exercisability or vesting of all or any portion of any Award or to extend the period during which an Award is exercisable; and

             (xi) to make all other decisions and determinations as may be required under the terms of the Plan or as the Committee may deem necessary or advisable for the administration of the Plan.

          (b) Manner of Exercise of Committee Authority. The Committee shall have sole discretion in exercising its authority under the Plan. Any action of the Committee with respect to the Plan shall be final, conclusive, and binding on all persons, including the Company, Subsidiaries, Affiliates, Eligible Employees, any person claiming any rights under the Plan from or through any Eligible Employee, and shareholders. The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee. The Committee may delegate to officers or managers of the Company or any Subsidiary or Affiliate the authority, subject to such terms as the Committee shall determine, to perform administrative functions and, with respect to Awards granted to persons not subject to Section 16 of the Exchange Act, to perform such other functions as the Committee may determine, to the extent permitted under Rule 16b-3 (if applicable) and applicable law.

          (c) Limitation of Liability. Each member of the Committee shall be entitled to, in good faith, rely or act upon any report or other information furnished to him or her by any officer or other employee of the Company or any Subsidiary or Affiliate, the Company's independent certified public accountants, or other professional retained by the Company to assist in the administration of the Plan. No member of the Committee, nor any officer or employee off the Company acting on behalf of the Committee, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Committee and any officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action, determination, or interpretation.

     4. Shares Subject to the Plan.

          (a) Subject to adjustment as provided in Section 4(c) hereof, the total number of Shares reserved for issuance in connection with Awards and Director's Options under the Plan shall be 5,900,000. No Award or

     Director's option may be granted if the number of Shares to which such Award or Director's option relates, when added to the number of Shares previously issued under the Plan, exceeds the number of Shares reserved under the preceding sentence. If any Awards or Director's Options are forfeited, cancelled, terminated, exchanged or surrendered or such Award or Director's Option is settled in cash or otherwise terminates without a distribution of Shares to the Participant, any Shares counted against the number of Shares reserved and available under the Plan with respect to such Award or Director's Option shall, to the extent of any such forfeiture, settlement, termination, cancellation, exchange or surrender, again be available for Awards or Director's Options under the Plan; provided, however, that in the case of forfeiture, cancellation, exchange or surrender of Restricted Shares or Restricted Share Units with respect to which dividends or Dividend Equivalents have been paid or accrued, such number of Shares shall not be available for Awards or Director's Options unless, in the case of Shares with respect to which dividends or Dividend Equivalents were accrued but unpaid, such dividends and Dividend Equivalents are also forfeited, cancelled, exchanged or surrendered. Upon the exercise of any Award granted in tandem with any other Awards, such related Awards shall be cancelled to the extent of the number of Shares as to which the Award is exercised. Subject to adjustment as provided in
     Section 4(c) hereof, the maximum number of Shares with respect to which options or SARs may be granted during a calendar year to any Eligible Employee under this Plan shall be 300,000 Shares.

          (b) Any Shares distributed pursuant to an Award or Director's Option may consist, in whole or in part, of authorized and unissued Shares or treasury Shares including Shares acquired by purchase in the open market or in private transactions.

          (c) In the event that the Committee shall determine that any dividend in Shares, recapitalization, Share split, reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, or share exchange, or other similar corporate transaction or event, affects the Shares such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Eligible Employees under the Plan, then the Committee shall make such equitable changes or adjustments as it deems appropriate and, in such manner as it may deem equitable, adjust any or all of (i) the number and kind of shares which may thereafter be issued under the Plan, (ii) the number and kind of shares, other securities or other consideration issued or issuable in respect of outstanding Awards, and
     (iii) the exercise price, grant price, or purchase price relating to any Award; provided, however, in each case that, with respect to ISOs, such adjustment shall be made in accordance with Section 424(h) of the Code, unless the Committee determines otherwise. In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria and performance objectives included in, Awards in recognition of unusual or non-recurring events (including, without limitation, events described in the preceding sentence) affecting the Company or any Subsidiary or Affiliate or the financial statements of the Company or any Subsidiary or Affiliate, or in response to changes in applicable laws, regulations, or accounting principles; provided, however, that, if an Award Agreement specifically so provides, the Committee shall not have discretion to increase the amount of compensation payable under the Award to the extent such an increase would cause the Award to lose its qualification as performance-based compensation for purposes of Section 162(m)(4)(C) of the Code and the regulations thereunder.

     5. Specific Terms of Awards.

          (a) General. Awards may be granted on the terms and conditions set forth in this Section 5. In addition, the Committee may impose on any Award or the exercise thereof, at the date of grant or thereafter (subject to Section 8(d)), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine, including terms regarding forfeiture of Awards or continued exercisability of Awards in the event of termination of employment by the Eligible Employee.

          (b) Options. The Committee is authorized to grant Options, which may be NQSOs or ISOs, to Eligible Employees on the following terms and conditions:

             (i) Exercise Price. The exercise price per Share purchasable under an Option shall be determined by the Committee, and the Committee may, without limitation, set an exercise price that is based upon achievement of performance criteria if deemed appropriate by the Committee.

             (ii) Time and Method of Exercise. The Committee shall determine at the date of grant or thereafter the time or times at which an Option may be exercised in whole or in part (including, without limitation, upon achievement of performance criteria if deemed appropriate by the Committee), the methods by which such exercise price may be paid or deemed to be paid (including, without limitation, broker-assisted exercise arrangements), the form of such payment (including, without limitation, cash, Shares, notes or other property), and the methods by which Shares will be delivered or deemed to be delivered to Eligible Employees.

             (iii) ISOs. The terms of any ISO granted under the Plan shall comply in all respects with the provisions of Section 422 of the Code, including but not limited to the requirement that no ISO shall be granted more than ten years after the earlier of the date of adoption or shareholder approval of the Plan.

          (c) SARs. The Committee is authorized to grant SARs (Share Appreciation Rights) to Eligible Employees on the following terms and conditions:

             (i) Right to Payment. An SAR shall confer on the Eligible Employee to whom it is granted a right to receive with respect to each Share subject thereto, upon exercise thereof, the excess of (1) the Fair Market Value of one Share on the date of exercise (or, if the Committee shall so determine in the case of any such right, the Fair Market Value of one Share at any time during a specified period before or after the date of exercise) over (2) the exercise price of the SAR as determined by the Committee as of the date of grant of the SAR (which, in the case of an SAR granted in tandem with an option, shall be equal to the exercise price of the underlying Option).

             (ii) Other Terms. The Committee shall determine, at the time of grant or thereafter, the time or times at which an SAR may be exercised in whole or in part, the method of exercise, method of settlement, form of consideration payable in settlement, method by which Shares will be delivered or deemed to be delivered to Eligible Employees, whether or not an SAR shall be in tandem with any other Award, and any other terms and conditions of any SAR. Unless the Committee determines otherwise, an SAR (1) granted in tandem with an NQSO may be granted at the time of grant of the related NQSO or at any time thereafter or (2) granted in tandem with an ISO may only be granted at the time of grant of the related ISO.

          (d) Restricted Shares. The Committee is authorized to grant Restricted Shares to Eligible Employees on the following terms and conditions:

             (i) Issuance and Restrictions. Restricted Shares shall be subject to such restrictions on transferability and other restrictions, if any, as the Committee may impose at the date of grant or thereafter, which restrictions may lapse separately or in combination at such times, under such circumstances (including, without limitation, upon achievement of performance criteria if deemed appropriate by the Committee), in such installments, or otherwise, as the Committee may determine. Except to the extent restricted under the Award Agreement relating to the Restricted Shares, an Eligible Employee granted Restricted Shares shall have all of the rights of a shareholder including, without limitation, the right to vote Restricted Shares and the right to receive dividends thereon.

             (ii) Forfeiture. Except as otherwise determined by the Committee, at the date of grant or thereafter, upon termination of employment during the applicable restriction period, Restricted Shares and any accrued but unpaid dividends or Dividend Equivalents that are at that time subject to restrictions shall be forfeited; provided, however, that the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Shares will be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of Restricted Shares.

             (iii) Certificates for Shares. Restricted Shares granted under the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing Restricted Shares are registered in the name of the Eligible Employee, such certificates shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Shares, and the Company shall retain physical possession of the certificate.

             (iv) Dividends. Dividends paid on Restricted Shares shall be either paid at the dividend payment date, or deferred for payment to such date as determined by the Committee, in cash or in unrestricted Shares having a Fair Market Value equal to the amount of such dividends. Shares distributed in connection with a Share split or dividend in Shares, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Shares with respect to which such Shares or other property has been distributed.

          (e) Restricted Share Units. The Committee is authorized to grant Restricted Share Units to Eligible Employees, subject to the following terms and conditions:

             (i) Award and Restrictions. Delivery of Shares or cash, as the case may be, will occur upon expiration of the deferral period specified for Restricted Share Units by the Committee (or, if permitted by the Committee, as elected by the Eligible Employee). In addition, Restricted Share Units shall be subject to such restrictions as the Committee may impose, if any (including, without limitation, the achievement of performance criteria if deemed appropriate by the Committee), at the date of grant or thereafter, which restrictions may lapse at the expiration of the deferral period or at earlier or later specified times, separately or in combination, in installments or otherwise, as the Committee may determine.

             (ii) Forfeiture. Except as otherwise determined by the Committee at date of grant or thereafter, upon termination of employment (as determined under criteria established by the Committee) during the applicable deferral period or portion thereof to which forfeiture conditions apply (as provided in the Award Agreement evidencing the Restricted Share Units), or upon failure to satisfy any other conditions precedent to the delivery of Shares or cash to which such Restricted Share Units relate, all Restricted Share Units that are at that time subject to deferral or restriction shall be forfeited; provided, however, that the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Share Units will be waived in whole or in part in the event of termination resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of Restricted Share Units.

          (f) Performance Shares and Performance Units. The Committee is authorized to grant Performance Shares or Performance Units or both to Eligible Employees on the following terms and conditions:

             (i) Performance Period. The Committee shall determine a performance period (the "Performance Period") of one or more years and shall determine the performance objectives for grants of Performance Shares and Performance Units. Performance objectives may vary from Eligible Employee to Eligible Employee and shall be based upon such performance criteria as the Committee may deem appropriate. Performance Periods may overlap and Eligible Employees may participate simultaneously with respect to Performance Shares and Performance Units for which different Performance Periods are prescribed.

             (ii) Award Value. At the beginning of a Performance Period, the Committee shall determine for each Eligible Employee or group of Eligible Employees with respect to that Performance Period the range of number of Shares, if any, in the case of Performance Shares, and the range of dollar values, if any, in the case of Performance Units, which may be fixed or may vary in accordance with such performance or other criteria specified by the Committee, which shall be paid to an Eligible Employee as an Award if the relevant measure of Company performance for the Performance Period is met.

             (iii) Significant Events. If during the course of a Performance Period there shall occur significant events as determined by the Committee which the Committee expects to have a substantial effect on a performance objective during such period, the Committee may revise such objective; provided, however, that, if an Award Agreement so provides, the Committee shall not have discretion to increase the amount of compensation payable under the Award to the extent such an increase would cause the

        Award to lose its qualification as performance-based compensation for purposes of Section 162(m)(4)(C) of the Code and the regulations thereunder.

             (iv) Forfeiture. Except as otherwise determined by the Committee, at the date of grant or thereafter, upon termination of employment during the applicable Performance Period, Performance Shares and Performance Units for which the Performance Period was prescribed shall be forfeited; provided, however, that the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in an individual case, that restrictions or forfeiture conditions relating to Performance Shares and Performance Units will be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of Performance Shares and Performance Units.

             (v) Payment. Each Performance Share or Performance Unit may be paid in whole Shares, or cash, or a combination of Shares and cash either as a lump sum payment or in installments, all as the Committee shall determine, at the time of grant of the Performance Share or Performance Unit or otherwise, commencing as soon as practicable after the end of the relevant Performance Period.

          (g) Dividend Equivalents. The Committee is authorized to grant Dividend Equivalents to Eligible Employees. The Committee may provide, at the date of grant or thereafter, that Dividend Equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional Shares, or other investment vehicles as the Committee may specify, provided that Dividend Equivalents (other than freestanding Dividend Equivalents) shall be subject to all conditions and restrictions of the underlying Awards to which they relate.

          (h) Other Share-Based Awards. The Committee is authorized, subject to limitations under applicable law, to grant to Eligible Employees such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Shares, as deemed by the Committee to be consistent with the purposes of the Plan, including, without limitation, unrestricted shares awarded purely as a "bonus" and not subject to any restrictions or conditions, other rights convertible or exchangeable into Shares, purchase rights for Shares, Awards with value and payment contingent upon performance of the Company or any other factors designated by the Committee, and Award's valued by reference to the performance of specified Subsidiaries or Affiliates. The committee shall determine the terms and conditions of such Awards at date of grant or thereafter. Shares delivered pursuant to an Award in the nature of a purchase right granted under this Section 5(h) shall be purchased for such consideration, paid for at such times, by such methods, and in such forms, including, without limitation, cash, Shares, notes or other property, as the Committee shall determine. Cash awards, as an element of or supplement to any other Awards under the Plan, shall also be authorized pursuant to this Section 5(h).

     6. Certain Provisions Applicable to Awards.

          (a) Stand-Alone, Additional, Tandem and Substitute Awards. Awards granted under the Plan may, in the discretion of the Committee, be granted to Eligible Employees either alone or in addition to, in tandem with, or in exchange or substitution for, any other Award granted under the Plan or any award granted under any other plan or agreement of the Company, any Subsidiary or Affiliate, or any business entity to be acquired by the Company or a Subsidiary or Affiliate, or any other right of an Eligible Employee to receive payment from the Company or any Subsidiary or Affiliate. Awards may be granted in addition to or in tandem with such other Awards or awards, and may be granted either as of the same time as or a different time from the grant of such other Awards or awards. The per Share exercise price of any Option, grant price of any SAR, or purchase price of any other Award conferring a right to purchase Shares which is granted, in connection with the substitution of awards granted under any other plan or agreement of the Company or any Subsidiary or Affiliate or any business entity to be acquired by the Company or any Subsidiary or Affiliate, shall be determined by the Committee, in its discretion.

          (b) Terms of Awards. The term of each Award granted to an Eligible Employee shall be for such period as may be determined by the Committee; provided, however, that in no event shall the term of any

     ISO or an SAR granted in tandem therewith exceed a period of ten years from the date of its grant (or such shorter period as may be applicable under Section 422 of the Code).

          (c) Form of Payment Under Awards. Subject to the terms of the Plan and any applicable Award Agreement, payments to be made by the Company or a Subsidiary or Affiliate upon the grant, maturation, or exercise of an Award may be made in such forms as the Committee shall determine at the date of grant or thereafter, including, without limitation, cash, Shares, or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis. The Committee may make rules relating to installment or deferred payments with respect to Awards, including the rate of interest to be credited with respect to such payments.

          (d) Nontransferability. Awards (except for vested Shares) shall not be transferable by an Eligible Employee except by will or the laws of descent and distribution (except pursuant to a Beneficiary designation) and shall be exercisable during the lifetime of an Eligible Employee only by such Eligible Employee or his guardian or legal representative. An Eligible Employee's rights under the Plan may not be pledged, mortgaged, hypothecated, or otherwise encumbered, and shall not be subject to claims of the Eligible Employee's creditors. Notwithstanding the foregoing, an Option granted hereunder may be transferred by the Eligible Employee to members of his or her "immediate family," to a trust or trusts established for the exclusive benefit of solely one or more members of his or her "immediate family" or to a partnership in which his or her "immediate family" members are the only partners or to any similar entity (such as limited liability company) the members (or shareholders) of which consist solely of one or more persons in his/her immediate family. Any option held by the transferee will continue to be subject to the same terms and conditions that were applicable to the Option immediately prior to the transfer, except that the Option will be transferable by the transferee only by will or the laws of descent and distribution. For purposes hereof, "immediate family" means the Eligible Employee's children, stepchildren, grandchildren, parents, stepparents, grandparents, spouse, siblings (including half brothers and sisters), in-laws, and relationships arising because of legal adoption.

     7. Director's Options.

          (a) Annual Grant. On the date of the consummation of the initial public offering of the Shares (the "IPO") each Director in office on such date shall automatically be granted a NQSO to purchase 1,000 Shares with an exercise price per Share equal to the price per Share paid by the public in the IPO. In addition, (i) on each anniversary of the IPO, beginning with the anniversary occurring in 1996, each Director in office on such date shall automatically be granted a NQSO to purchase 1,000 shares with an exercise price per Share equal to 100 percent of the Market Value of one Share on the date of grant; and (ii) on and after June 4, 1996, each newly appointed non-employee Director shall automatically be granted a NQSO to purchase 1,000 Shares upon his(her) initial election or appointment to the Board of Directors with an exercise price per Share equal to 100 percent of the Market Value of one Share on the date of grant; provided, however, that in all events such price shall be at least equal to the par value of a Share. Each Option granted to a Director under this paragraph (a) shall become fully exercisable on the date of grant, and shall expire (unless terminated earlier under paragraph (c) below) on the tenth anniversary of the date of grant. Effective January 1, 1998, the option grants to Directors under 7(a)(i) (anniversary of IPO grant) and (ii) (upon initial appointment to the Board grant) shall each be 2,000 Shares.

          (b) Market Value. For purposes of this Section 7, Market Value shall mean the mean between the high and low selling prices per Share on the immediately preceding date (or, if the Shares were not traded on that day, the next preceding day that the Shares were traded) on the principal exchange on which the Shares are traded, as such prices are officially quoted on such exchange.

          (c) Termination of Service. If a person ceases to be a Director, (i) due to retirement after attainment of age 65, or (ii) due to death or disability, all of his or her outstanding Options may be exercised at any time prior to the expiration dates of such Options. If the Director's service terminates for any other reason, all of his or her outstanding Options may be exercised at any time within six months after the date of such termination, but not later than the expiration date of the Options.

          (d) Time and Method of Exercise. The exercise price of a Director's Option shall be paid to the Company at the time of exercise either in cash, or in Shares already owned by the optionee and having a total Market Value equal to the exercise price, or in a combination of cash and such Shares.

          (e) Nontransferability. Director's Options granted under the Plan shall be transferable only (i) by Will or the laws of descent and distribution and (ii) by the Director to members of his or her "immediate family," to a trust or trusts established for the exclusive benefit of solely one or more members of his or her "immediate family" or to a partnership in which his or her "immediate family" members are the only partners or to any similar entity (such as limited liability company) the members (or shareholders) of which consist solely of one or more persons in his/her immediate family. Any Option held by the transferee will continue to be subject to the same terms and conditions that were applicable to the Option immediately prior to the transfer, except that the Option will be transferable by the transferee only by will or the laws of descent and distribution. For purposes hereof, "immediate family" means the Director's children, stepchildren, grandchildren, parents, stepparents, grandparents, spouse, siblings (including half brothers and sisters), in-laws, and relationships arising because of legal adoption.

          (f) Adjustments. In the event that subsequent to the Effective Date any dividend in Shares, recapitalization, Share split, reverse split, reorganization, merger consolidation, spin-off, combination, repurchase, or share exchange, or other such change, affects the Shares such that they are increased or decreased or changed into or exchanged for a different number or kind of shares, other securities of the Company or of another corporation or other consideration, then in order to maintain the proportionate interest of the Director and preserve the value of the Director's Option, (i) there shall automatically be substituted for each Share subject to an unexercised Director's Option and each Share to be issued under Section 7(a) subsequent to such event the number and kind of shares, other securities or other consideration into which each outstanding Share shall be changed or for which each such Share shall be exchanged, and
     (ii) the exercise price shall be increased or decreased proportionately so that the aggregate purchase price for the Shares subject to any unexercised Director's Option shall remain the same as immediately prior to such event.

          (g) Directors' Fees. Each Director shall have the option to receive all or a portion of his quarterly compensation (including any fees that may be payable for attending meetings of the Board) payable to such Director in such capacity in the form of Shares in lieu of cash. Each Director shall be entitled to elect whether to receive such compensation in (i) cash, (ii) Shares, or (iii) a combination of cash and Shares. A Director who desires to receive a portion of his compensation in Shares shall make an election to do so by expressing the percentage of compensation to be paid in the form of Shares. Once an election is made, it may be changed only at the beginning of a fiscal quarterly period. The number of Shares to be transferred to a Director pursuant to this paragraph (g) shall be determined by the Company by computing the mean between the high and low selling prices per Share on the date immediately preceding the first meeting of Directors of each Quarter (or if no meeting is held in the quarter, then the last day of such quarter) (or, if the Shares were not traded on that day, the next preceding day that the Shares were traded) on the principal exchange on which the Shares are traded, as such prices are officially quoted on such exchange, and dividing the dollar amount of fees owed to such Director in the form of Shares by such average price. Certificates evidencing such Shares shall bear such legends deemed to be necessary in the opinion of the Company or its legal counsel.

          (h) Administration. To the extent the Plan relates to Director's Options granted under paragraph (a) of Section 7 of the Plan, it is intended to operate automatically and not require administration. However, to the extent that administration is necessary with respect to such grants, the Plan shall be administered by the Secretary of the Company. Since the Director's Options are awarded automatically, this function will be limited to ministerial matters. The plan administrator will have no discretion with respect to the selection of Director optionees, the determination of the exercise price of Director's Options, the timing of such grants or number of Shares covered by the Director's Options.

          (i) Discretionary Grants. From time to time the Board may grant additional Options or SARs to Directors of the Company upon such terms and at such times as it may deem appropriate.

     8. General Provisions.

          (a) Compliance with Legal and Trading Requirements. The Plan, the granting and exercising of Awards or Director's Options thereunder, and the other obligations of the Company under the Plan and any Award Agreement, shall be subject to all applicable federal and state laws, rules and regulations, and to such approvals by any regulatory or governmental agency as may be required. The Company, in its discretion, may postpone the issuance or delivery of Shares under any Award or Director's Option until completion of such stock exchange or market system listing or registration or qualification of such Shares or other required action under any state or federal law, rule or regulation as the Company may consider appropriate, and may require any Participant to make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of Shares in compliance with applicable laws, rules and regulations. No provisions of the Plan shall be interpreted or construed to obligate the Company to register any Shares under federal or state law.

          (b) No Right to Continued Employment or Service. Neither the Plan nor any action taken thereunder shall be construed as giving any employee or director the right to be retained in the employ or service of the Company or any of its Subsidiaries or Affiliates, nor shall it interfere in any way with the right of the Company or any of its Subsidiaries or Affiliates to terminate any employee's or director's employment or service at any time.

          (c) Taxes. The Company or any Subsidiary or Affiliate is authorized to withhold from any Award granted, any payment relating to an Award under the Plan, including from a distribution of Shares, or any payroll or other payment to an Eligible Employee, amounts of withholding and other taxes due in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable the Company and Eligible Employees to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Shares or other property and to make cash payments in respect thereof in satisfaction of an Eligible Employee's tax obligations.

          (d) Changes to the Plan and Awards. The Board may amend, alter, suspend, discontinue, or terminate the Plan or the Committee's authority to grant Awards under the Plan without the consent of shareholders of the Company or Participants, except that any such amendment, alteration, suspension, discontinuation, or termination shall be subject to the approval of the Company's shareholders to the extent such shareholder approval is required (i) in order to insure that Awards granted under the Plan are exempt under Rule 16b-3 or (ii) under Section 422 of the Code; provided, however, that, without the consent of an affected Participant, no amendment, alteration, suspension, discontinuation, or termination of the Plan may impair the rights or, in any other manner, adversely affect the rights of such Participant under any Award or Director's Option theretofore granted to him or her. Notwithstanding the other provisions of this paragraph, Section 7 and the other provisions of this Plan applicable to Director's Options may not be amended more than once every six months other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder.

          (e) No Rights to Awards; No Shareholder Rights. No Eligible Employee or employee shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Eligible Employees and employees. No Award shall confer on any Eligible Employee any of the rights of a shareholder of the Company unless and until Shares are duly issued or transferred to the Eligible Employee in accordance with the terms of the Award.

          (f) Unfunded Status of Awards. The Plan is intended to constitute an "unfunded" plan for incentive compensation. With respect to any payments not yet made to a Participant pursuant to an Award or Director's Option, nothing contained in the Plan or any Award or Director's Option shall give any such Participant any rights that are greater than those of a general creditor of the Company; provided, however, that the Committee may authorize the creation of trusts or make other arrangements to meet the Company's obligations under the Plan to deliver cash, Shares, other Awards, or other property pursuant to any Award, which trusts or other arrangements shall be consistent with the "unfunded" status of the Plan unless the Committee otherwise determines with the consent of each affected Participant.

          (g) Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board nor its submission to the shareholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of options and other awards otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

          (h) Not Compensation for Benefit Plans. No Award payable under this Plan shall be deemed salary or compensation for the purpose of computing benefits under any benefit plan or other arrangement of the Company for the benefit of its employees or directors unless the Company shall determine otherwise.

          (i) No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award or Director's Option. In the case of Awards to Eligible Employees, the Committee shall determine whether cash, other Awards, or other property shall be issued or paid in lieu of such fractional Shares or whether such fractional Shares or any rights thereto shall be forfeited or otherwise eliminated. In the case of Director's Options, cash shall be paid in lieu of such fractional Shares.

          (j) Governing Law. The validity, construction, and effect of the Plan, any rules and regulations relating to the Plan, and any Award Agreement shall be determined in accordance with the laws of New York without giving effect to principles of conflict of laws.

          (k) Effective Date; Plan Termination. The Plan shall become effective as of March 13, 1995 (the "Effective Date") upon approval by the affirmative votes of the holders of a majority of voting securities of the Company. The Plan shall terminate as to future awards on the date which is ten (10) years after the Effective Date.

          (l) Titles and Headings. The titles and headings of the sections in the Plan are for convenience of reference only. In the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

                                                                      APPENDIX C

                       ATLAS AIR WORLDWIDE HOLDINGS, INC.

                          EMPLOYEE STOCK PURCHASE PLAN
                          (INCLUDING FIRST AMENDMENT)

1. PURPOSES OF THE PLAN

     The Atlas Air Worldwide Holdings, Inc. Employee Stock Purchase Plan (the "Plan") is intended to provide a suitable means by which eligible employees of Atlas Air Worldwide Holdings, Inc. (the "Company") and participating subsidiaries may accumulate, through voluntary, systematic payroll deductions, amounts regularly credited for their account to be applied to the purchase of shares of the common stock, par value $0.01, of the Company (the "Common Stock") pursuant to the exercise of options granted from time to time hereunder. The Plan provides employees with opportunities to acquire proprietary interests in the Company, and will also provide them with additional incentives to continue their employment and promote the best interests of the Company. Options granted under the Plan are intended to qualify under Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"). The term "subsidiary" as used in the Plan shall mean a subsidiary corporation of the Company within the meaning of Section 424(f) of the Code. For purposes of the Plan, masculine terminology shall also be construed to include the feminine.

2. SHARES OF STOCK SUBJECT TO THE PLAN

     Subject to the provisions of Section 12, the maximum number of shares of Common Stock which may be issued on the exercise of options granted under the Plan is 1,500,000 shares of the Company's Common Stock. Any shares subject to an option under the Plan, which option for any reason expires or is terminated unexercised as to such shares, shall again be available for issuance on the exercise of other options granted under the Plan. Shares delivered on the exercise of options may, at the election of the Board of Directors of the Company, be authorized but previously unissued Common Stock or Common Stock reacquired by the Company, or both.

3. ADMINISTRATION

     The Plan shall be administered by the Compensation Committee of the Board of Directors of the Company (the "Committee"), which shall be composed of not less than two members of the Board of Directors of the Company, all of whom shall be ineligible to participate in this Plan and shall otherwise qualify as disinterested persons for purposes of Rule 16b-3(c)(2)(i) promulgated by the Securities and Exchange Commission. Subject to the provisions of the Plan, the Committee shall have full discretion and the exclusive power (i) to determine the terms and conditions under which shares shall be offered and corresponding options shall be granted under the Plan for any Purchase Period (as defined in Section 6) consistent with the provisions of the Plan, and (ii) to resolve all questions relating to the administration of the Plan.

     The interpretation and application by the Committee of any provision of the Plan shall be final and conclusive on all employees and other persons having, or claiming to have, an interest under the Plan. The Committee may in its discretion establish such rules and guidelines relating to the Plan as it may deem desirable.

     The Committee may employ such legal counsel, consultants and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion received from any such counsel or consultant and any computation received from any such consultant or agent. The Committee shall keep minutes of its actions under the Plan.

     No member of the Board of Directors or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any options granted hereunder.

4. ELIGIBILITY TO PARTICIPATE

     The persons eligible to participate in this Plan shall be all employees (including officers) of the Company who have completed at least 1 year of employment with the Company and its subsidiaries, but excluding employees whose customary employment is for not more than five months in any calendar year or 20 hours or less per week. The Board of Directors of the Company may designate any subsidiary of the Company as a participating subsidiary for purposes of the Plan in which event employees of such subsidiary meeting the foregoing requirements shall also be eligible persons for the applicable Purchase Period(s). An employee who is eligible to participate in this Plan pursuant to the foregoing sentence is hereinafter referred to as an "Employee."

     On or before the beginning of each Purchase Period, the Company will furnish to each Employee a notice (hereinafter called a "Notice of Shares Offered") stating the maximum number of shares which such Employee shall be eligible to purchase for such Purchase Period in accordance with the provisions of clause (ii) in the first paragraph of Section 5.

     Nothing contained in the Plan shall confer upon any Employee any right to continue in the employ of the Company or any of its subsidiaries, or interfere in any way with the right of the Company or any of its subsidiaries to terminate his employment at any time.

5. PARTICIPATION IN THE PLAN

     An Employee may participate in the Plan only as of the beginning of a Purchase Period. If an individual becomes eligible to participate in the Plan after the commencement of a Purchase Period, he may not participate in the Plan until the beginning of the next Purchase Period. A copy of the Plan will be furnished to each Employee prior to the beginning of the first Purchase Period during which he may participate in the Plan. To participate in the Plan an Employee must deliver (or cause to be delivered) to the Company, prior to the commencement of the first Purchase Period during which he wishes to participate in the Plan, a contingent subscription for Common Stock and authorization for payroll deductions to effect the purchase of Common Stock (hereinafter called a "Participation Election"). In his Participation Election an Employee must:

          (i) authorize payroll deductions within the limits prescribed in Sections 8 and 9 and specify the percentage to be deducted regularly from his Compensation (as defined in Section 8);

          (ii) elect and authorize the purchase by him for each Purchase Period of a number of shares of Common Stock on the Exercise Date (as defined in Section 7) with respect to the applicable Purchase Period which shall not exceed the number of shares which may be purchased at a price equal to 85% of the Fair Market Value (determined in accordance with Section 7) of the Common Stock on the first day of such Purchase Period with the anticipated aggregate amount of payroll deductions authorized for the Purchase Period (based on the participant's Compensation in effect on the first day of the Purchase Period);

          (iii) furnish the exact name or names and address or addresses in which stock certificates for Common Stock purchased by him under the Plan are to be issued; and

          (iv) agree to notify the Company if he should dispose of Common Stock purchased through the Plan within two years of the commencement of the Purchase Period in which he purchased such Common Stock.

     Stock certificates for shares of Common Stock purchased under the Plan may be issued in the Employee's name or, if so designated by the Employee, in his name and the name of another person who is a member of his family, with right of survivorship; for this purpose the "family" of an Employee shall include only his spouse, his ancestors and lineal descendants and his brothers and sisters.

     An Employee need not, and may not, make any down payment in order to participate in the Plan.

     Participation in the Plan is entirely voluntary, and a participating Employee may withdraw from participation as provided in Section 15 during any Purchase Period at any time prior to the Exercise Date for such Purchase Period.

     The Committee may establish a maximum number of shares of Common Stock which any Employee may purchase under the Plan for a Purchase Period, which amount need not be the same for each Purchase Period.

6. PURCHASE PERIODS; GRANT OF OPTIONS

     Each Purchase Period under the Plan shall commence on the first day of a calendar quarter (or, for the first Purchase Period, such date established by the Committee following the effective date specified in Section 20) and end on the last day of such calendar quarter, and shall include all pay periods ending within it. For this purpose, calendar quarters begin on January 1, April 1, July 1 and October 1. During each Purchase Period participating Employees shall accumulate credits to a bookkeeping account maintained by the Company (hereinafter referred to as a "Stock Purchase Account") through payroll deductions to be made at the close of each pay-period for the purchase of shares of Common Stock under the Plan. For each Purchase Period the Company shall grant options to participating Employees with respect to the number of shares of Common Stock (subject to the provisions of Sections 2, 5, 11 and 12) which shall be purchasable through the application of amounts credited to each such Employee's Stock Purchase Account at the purchase price per share determined on the Exercise Date for the Purchase Period (such number of shares to be subject to reduction in the event of a pro rata apportionment provided for in Section
17).

7. EXERCISE DATES AND PURCHASE PRICES

     The last business day of each Purchase Period shall constitute the "Exercise Date" for such Purchase Period. Subject to the Provisions of Section 12, the purchase price per share of Common Stock to be purchased on an Exercise Date pursuant to the exercise or options granted for the Purchase Period, through the application of amounts credited during such Purchase Period to the Stock Purchase Accounts of participating Employees, shall be the lesser of:

          (A) an amount equal to 85% of the Fair Market Value of the Common Stock at the time such option is granted (i.e., the first day of the Purchase Period), or

          (B) an amount equal to 85% of the Fair Market Value of the Common Stock at the time such option is exercised (i.e., the Exercise Date).

For purposes of the Plan, the Fair Market Value of a share of the Common Stock on any date shall be (1) if the Common Stock is traded on an established securities market, the mean between the high and low prices of such Common Stock for such date, and (2) if the Common Stock is not so traded, an amount determined by the Committee in good faith and based upon such factors as it deems relevant to such determination.

8. PAYROLL DEDUCTIONS -- AUTHORIZATION AND AMOUNT

     Employees shall authorize in their Participation Elections from 1% to 15% (in whole percentage increments) of their Compensation to which such election relates (subject to the limitations of Section 9). For purposes of the Plan, the "Compensation" of an Employee for any Purchase Period shall mean the gross amount of his base pay on the basis of his regular, straight-time hourly, weekly or monthly rate for the number of hours normally worked, exclusive of overtime, bonuses, shift premiums or other compensation.

     By delivering to the Company at least seven days prior to the commencement of the next Purchase Period a revised Participation Election, a participating Employee may change the amount to be deducted from his Compensation during the next Purchase Period and any subsequent Purchase Period subject to the limitations of this Section 8 and Section 9.

     A participating Employee's authorization for payroll deductions will remain in effect for the duration of the Plan, subject to the provisions of Sections 11 and 14, unless his election to purchase Common Stock shall have been terminated pursuant to the provisions of Section 13, the amount of the deduction is changed as provided in this Section 8 or the Employee withdraws or is considered to have withdrawn from the Plan under Section 15 or 16.

     All amounts credited to the Stock Purchase Accounts of participating Employees shall be held in the general funds of the Company but shall be used from time to time in accordance with the provisions of the Plan.

9. LIMITATIONS ON THE GRANTING OF OPTIONS

     Anything in the Plan to the contrary notwithstanding, no participating Employee may be granted an option which permits his rights to purchase Common Stock under all employee stock purchase plans of the Company and its parent and subsidiary corporations (if any) to accrue at a rate which exceeds $25,000 of Fair Market Value of such Common Stock (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time. For purposes of this Section 9:

          (i) the right to purchase stock under an option accrues when the option (or any portion thereof) first becomes exercisable during the calendar year;

          (ii) the right to purchase stock under an option accrues at the rate provided in the option, but in no case may such rate exceed $25,000 of fair market value of such stock (determined at the time such option is granted) for any one calendar year; and

          (iii) a right to purchase stock which has accrued under one option granted pursuant to the Plan may not be carried over to any other option.

     No participating Employee may be granted an option hereunder if such Employee, immediately after the option is granted, owns (within the meaning of Section 423(b)(3) of the Code) stock possessing five percent or more of the total combined voting power or value of all classes of stock of the Company or of its parent or subsidiary corporation. For purposes of the Plan, the terms "parent corporation" and "subsidiary corporation" shall have the respective meanings set forth in Section 424 of the Code.

10. STOCK PURCHASE ACCOUNTS

     The amounts deducted from the Compensation of each participating Employee shall be credited to his individual Stock Purchase Account. Employees participating in the Plan may not make direct cash payments to their Stock Purchase Accounts.

     Following the close of each Purchase Period the Company will furnish to each participating Employee a statement of his individual Stock Purchase Account. This statement shall show (i) the total amount of payroll deductions for the Purchase Period just closed, (ii) the number of full shares (and the purchase price per share) of Common Stock purchased pursuant to the provisions of Section 11 by the participating Employee for the Purchase Period, and (iii) any remaining balance of his payroll deductions which is to be refunded to the Employee following the close of the Purchase Period (or carried forward to the next Purchase Period in the case of amounts representing fractional shares).

11. ISSUANCE AND PURCHASE OF COMMON STOCK

     Shares of Common Stock may be purchased by participating Employees only on the Exercise Date for each Purchase Period; and the options which the Company grants to participating Employees to purchase Common Stock for a Purchase Period may be exercised only on the Exercise Date, and their elections to purchase Common Stock pursuant to the exercise of such options shall not become irrevocable until the close of business on the day prior to the Exercise Date. No fractional shares of Common Stock may be purchased hereunder. The purchase price per share shall be determined as set forth in Section 7.

     A participating Employee who purchases Common Stock pursuant to the exercise of options granted under the Plan shall purchase as many full shares as shall be provided in his Participation Election, subject to the limitations set forth in Sections 8, 9, 12 and 17; provided that in no event may shares be purchased other than by application of the balance in his Stock Purchase Account on the Exercise Date and that in no event may a participating Employee purchase a greater number of shares than would be purchasable at the purchase price determined in accordance with Section 7 through the application of the balance in his Stock Purchase Account on the Exercise Date for the Purchase Period to which the option relates. Any balance remaining in such a participating Employee's Stock Purchase Account following an Exercise Date shall be refunded to the Employee as soon as practicable thereafter; provided, however, that a participating Employee may elect to carry over any such balance representing a fractional share to the next succeeding Purchase Period.

     Certificates for Common Stock so purchased shall be delivered to the Employee as soon as practicable.

     All rights as an owner of shares of Common Stock purchased under the Plan shall accrue to the participating Employee who purchased the shares effective as of the Exercise Date on which amounts credited to his Stock Purchase Account were applied to the purchase of the shares; and such Employee shall not have any rights as a stockholder prior to such Exercise Date by reason of his having elected to purchase such shares.

12. DILUTION OR OTHER ADJUSTMENT

     If the Company is a party to any merger or consolidation, or undergoes any separation, reorganization or liquidation, the Committee shall have the power to make arrangements, which shall be binding upon the Employees then participating in the Plan, for (i) the purchase of shares subject to outstanding Participation Elections for the Purchase Period occurring at such time, (ii) for the assumption of the Company's undertakings with respect to the Plan by another corporation, or (iii) for the cancellation of outstanding Participation Elections and options to purchase shares and the payment by the Company of an amount (not less than the amount then credited to Employees' respective Stock Purchase Accounts) determined by the Committee in consideration therefor. In addition, in the event of a reclassification, stock split, combination of shares, separation (including a spin-off), dividend on shares of the Common Stock payable in stock, or other similar change in capitalization or in the corporate structure of shares of the Common Stock of the Company, the Committee shall conclusively determine the appropriate adjustment in the purchase price and other terms of purchase for shares subject to outstanding Participation Elections for the Purchase Period occurring at such time in the number and kind of shares or other securities which may be purchased for such Purchase Period and in the aggregate number of shares which may be purchased under the Plan. Any such adjustment in the shares or other securities subject to the outstanding options granted to such Employees (including any adjustment in the option price) shall be made in such manner as not to constitute a modification as defined by
Section 424(h)(3) of the Code and only to the extent permitted by Sections 423 and 424 of the Code.

13. NO ASSIGNMENT OF PLAN RIGHTS OR OF PURCHASED STOCK

     An Employee must promptly advise the Company if a disposition shall be made of any shares of Common Stock purchased by him under the Plan if such disposition shall have occurred within two years of the commencement of the Purchase Period in which he purchased such shares.

     A participating Employee's privilege to purchase Common Stock under the Plan can be exercised only by him; and he cannot purchase Common Stock for someone else, although he may designate (in accordance with the provisions of Section 5) that stock certificates for Common Stock purchased by him be issued in the joint names of himself and a member of his family.

     An Employee participating in the Plan may not sell, transfer, pledge or assign to any other person any interest, privilege or right under the Plan or in any amounts credited to his Stock Purchase Account; and if this provision shall be violated, his election to purchase Common Stock shall terminate, and the only right remaining thereunder will be to have paid to the person entitled thereto the amount then credited to the Employee's Stock Purchase Account.

14. SUSPENSION OF DEDUCTIONS

     A participating Employee's payroll deductions under the Plan shall be suspended if on account of a leave of absence, layoff or other reason a participating Employee does not have sufficient Compensation in any payroll period to permit his payroll deductions authorized under the Plan to be made in full. The suspension will last until the participating Employee again has sufficient Compensation to permit such payroll deductions to be made in full; but if the suspension shall not have been removed by the Exercise Date for the Purchase Period in which it began, the participating Employee will be considered to have withdrawn from the Plan as provided for in Section 15.

15. WITHDRAWAL FROM, AND REPARTICIPATION IN, THE PLAN

     During any Purchase Period a participating Employee may withdraw from the Plan at any time prior to the Exercise Date for the Purchase Period; and, subject to, and in accordance with, the provisions of Sections 5 and 8, he may again participate in the Plan at the beginning of any Purchase Period subsequent to the Purchase Period in which he withdrew. Withdrawal of a participating Employee shall be effected by written notification prior to such Exercise Date to the Company on a form which the Company shall provide for this purpose ("Notice of Withdrawal"). In the event a participating Employee shall withdraw from the Plan, all amounts then credited to his Stock Purchase Account shall be returned to him as soon as practicable after his Notice of Withdrawal shall have been received.

     If an Employee's payroll deductions shall be interrupted by any legal process, a Notice of Withdrawal will be considered as having been received from him on the day the interruption shall occur.

16. TERMINATION OF PARTICIPATION

     A participating Employee's right to continue participation in the Plan will terminate upon the earliest to occur of (i) the Company's termination of the Plan, (ii) his transfer to ineligible employment status, or (iii) his retirement, disability, death or other termination of employment with the Company and its subsidiaries. Upon the termination of an Employee's right to continue participation in the Plan on account of the occurrence of any of the foregoing events, all amounts then credited to his Stock Purchase Account not already used for the purchase of Common Stock will be repaid as soon as practicable. Such repayment shall be made to the participating Employee unless the termination of participation occurred by reason of such Employee's death, in which event such repayment shall be made to such Employee's beneficiary. For this purpose, an Employee's beneficiary shall be the person, persons or entity designated by the Employee on a form prescribed by and delivered to the Committee or, in the absence of an effective beneficiary designation, the Employee's estate; provided, however, that the determination of the Employee's beneficiary hereunder shall be subject to any applicable community property or other laws.

17. APPORTIONMENT OF STOCK

     If at any time shares of Common Stock authorized for the purposes of the Plan shall not be available in sufficient number to meet the purchase requirements under all outstanding Participation Elections, the Committee shall apportion the remaining available shares among participating Employees on a pro rata basis. In no case shall any apportionment of shares be made with respect to a participating Employee's election to purchase unless such election is then in effect (subject only to any suspension provided for in the Plan). The Committee shall give notice of any such apportionment and of the method of apportionment used to each participating Employee to whom shares shall have been apportioned.

18. GOVERNMENT REGULATIONS

     The Plan and the obligation of the Company to issue, sell and deliver Common Stock under the Plan are subject to all applicable laws and to all applicable rules, regulations and approvals of government agencies.

19. AMENDMENT OR TERMINATION

     The Board of Directors of the Company may at any time amend, suspend or terminate the Plan; provided, however, that no amendment (other than an amendment authorized by Section 12) may be made increasing the aggregate number of shares of Common Stock which may be issued pursuant to the Plan, reducing the minimum purchase price at maximum period during which shares may be purchased hereunder or changing the class of employees eligible to participate hereunder, without the approval of the holders of a majority of the outstanding voting shares of the Company.

20. EFFECTIVE DATE

     The Plan shall become effective on the later of (i) the IPO Date (as hereinafter defined) or (ii) the date of its adoption by the Board of Directors of the Company, subject to approval of the Plan by the holders of a majority of the outstanding voting shares of the Company within 12 months after the date of the Plan's adoption by said Board of Directors. In the event of the failure to obtain such shareholder approval, the Plan shall be null and void and the shares of Common Stock may be issued under the Plan until such shareholder approval has been obtained. For purposes of this Section 20, the "IPO Date" shall mean the date on which shares of Common Stock of the Company are first sold to the public.

21. TERMINATION

     Subject to earlier discontinuance in accordance with Section 19, the Plan shall terminate on June 10, 2010. Any unexpired Purchase Period that commenced prior to such termination date shall forthwith expire on such termination date, which shall be deemed the Exercise Date for such Purchase Period.

DIRECTIONS TO MANHATTANVILLE

FROM NEW YORK CITY

Deegan Expressway/New York State Thruway (I-87) north to exit 4. Right to Cross Westchester Expressway (I-287), east to Hutchinson River Parkway. North on Hutchinson River Parkway to exit 27 (in New York, not Connecticut) at Route 120 (Purchase Street). Left on Purchase Street to campus.

FROM LONG ISLAND

Throgs Neck or Whitestone Bridge north to Hutchinson River Parkway north to exit 27 (in New York, not Connecticut) at Route 120 (Purchase Street). Left on Purchase Street to campus.

FROM UPSTATE NEW YORK AND NORTHERN NEW JERSEY

Tappan Zee Bridge East to Cross Westchester Expressway (I-287). East to Hutchinson River Parkway (Exit 9 north). Hutchinson River Parkway to exit 27 (in New York, not Connecticut) at Route 120 (Purchase Street). Left on Purchase Street to campus.

FROM PUTNAM AND DUTCHESS COUNTIES

South on I-684 to exit 2. Follow Route 120 south (Purchase Street) to campus (about 4 miles).

FROM CONNECTICUT

Merritt Parkway South to Hutchinson River Parkway south to exit 27 (in New York, not in Connecticut). Turn right onto Route 120 (Purchase Street) and follow to campus on left.

                       ATLAS AIR WORLDWIDE HOLDINGS, INC.
                             2000 WESTCHESTER AVENUE
                          PURCHASE, NEW YORK 10577-2543

       PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY
             FOR THE ANNUAL MEETING OF STOCKHOLDERS - JUNE 4, 2001

      The undersigned hereby constitutes and appoints Richard H. Shuyler and Thomas G. Scott, and each of them, his or her true and lawful agents and proxies with full power of substitution in each, to represent the undersigned at the Annual Meeting of Stockholders of Atlas Air Worldwide Holdings, Inc. to be held in the West Room of Reid Castle at Manhattanville College, 2900 Purchase Street, Purchase, New York 10577, (see directions enclosed), on Monday, June 4, 2001 at 10:00 a.m. EDT and at any adjournments thereof, on all matters coming before said meeting.

1. Election of Directors.   Nominees:          [ ] For             [ ] Withheld

    Berl Bernhard, Linda Chowdry, Lawrence W. Clarkson, Richard A. Galbraith,
       Stephen A. Greene, David K.P. Li, James T. Matheny, Brian H. Rowe,
                    Richard H. Shuyler and Ronald B. Woodard
      (To withhold vote for any individual nominee write that name below.)

--------------------------------------------------------------------------------

2. Approval of the adoption and assumption of the 1995 Long Term Incentive and Share Award Plan.

                 [ ] For       [ ] Against       [ ] Abstain

3. Approval of the adoption and assumption of the Employee Stock Purchase Plan.

                 [ ] For       [ ] Against       [ ] Abstain

4. Ratification of appointment of Arthur Andersen LLP as independent public accountants.

                 [ ] For       [ ] Against       [ ] Abstain

5. In their discretion, upon other matters at they may properly come before the meeting.

                 (Continued and to be signed on the other side.)

                          (Continued from other side.)

You are encouraged to specify your choices by marking the appropriate boxes, see reverse side, but you need not mark any boxes if you wish to vote in accordance with the Board of Directors' recommendations. The persons named on the reverse side as agents and proxies cannot vote your shares unless you sign and return this card.

This proxy when properly executed will be voted in the manner directed herein by the undersigned. If no direction is made, this proxy will be voted FOR Proposals 1, 2, 3 and 4.


                              Dated
                                   --------------------------------------, 2001

                              -------------------------------------------------

                              -------------------------------------------------

                              -------------------------------------------------
                                                Signature(s)


                              Please mark, sign and return promptly using the enclosed envelope. Executors, administrators, trustees, etc. should give a title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer.